________________________________________________________________________________
________________________________________________________________________________



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): November 30, 2002


                                  FANSTEEL INC.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                     1-8676                36-1058780
          --------                     ------                ----------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
      of incorporation )                                 Identification No.)

Number One Tantalum Place, North Chicago, Illinois            60064
--------------------------------------------------            -----
(Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (847) 689-4900


________________________________________________________________________________
________________________________________________________________________________

Item 5.  Other Events.

         On January 15, 2002, Fansteel Inc. ("Fansteel" or the "Company") and its U.S. subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code (the "Code"). The filings were made in the United States Bankruptcy Court in Wilmington, Delaware (the "Bankruptcy Court"). The cases have been assigned to the Honorable Judge Joseph J. Farnan, Jr. Judge Farnan granted a withdrawal of the cases to the United States District Court for the District of Delaware and the cases are being jointly administered under Case Number 02-44.

         Pursuant to Bankruptcy Rule 2015 and the United States Trustee's Operating Guidelines and Reporting Requirements for Chapter 11 cases, the Company is obligated to file monthly operating reports with the Bankruptcy Court. In accordance with the Commission's general guidance as set forth in SEC Release No. 349660, the Company is filing copies of its monthly operating reports under cover of Form 8-K in lieu of Forms 10-Q and 10-K.

         The Company's and each of its U.S. subsidiaries' unconsolidated, unaudited monthly operating reports for the period from November 1, 2002 to November 30, 2002 (the "Operating Reports") are filed as Exhibits 99.1 through
99.9 hereto and incorporated by reference herein.

         The Company cautions readers not to place undue reliance upon the information contained in the Operating Reports since they contain unaudited information, and are in a format prescribed by the applicable bankruptcy laws. There can be no assurance that the Operating Reports are complete. The Operating Reports also contain information for periods that may be shorter or otherwise different from those contained in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended. Moreover, the Operating Reports and other communications from the Company and its U.S. subsidiaries may include forward-looking statements subject to various assumptions regarding the Company's and its U.S. subsidiaries' operating performance that may not be realized and are subject to significant business, economic and competitive uncertainties and contingencies many of which are beyond the Company's control. Consequently such matters should not be regarded as a representation or warranty by the Company that such matters will be realized or are indicative of the Company's financial condition or operating results for future periods. Actual results for such periods may differ materially from the information contained in the Operating Reports and the Company undertakes no obligation to update or revise the Operating Reports.


Item 7.  Exhibits.

(c)      Exhibits.

Exhibit No.    Description
----------     -----------
99.1           United States Trustee Report of the Company for November 2002.
99.2           United States Trustee Report of American Sintered Technologies, Inc. for November 2002
99.3           United States Trustee Report of Custom Technologies Corp. for November 2002
99.4           United States Trustee Report of Escast, Inc. for November 2002
99.5           United States Trustee Report of Fansteel Holdings, Inc. for November 2002
99.6           United States Trustee Report of Fansteel Schulz Products, Inc. for November 2002
99.7           United States Trustee Report of Phoenix Aerospace Corp. for November 2002
99.8           United States Trustee Report of Washington Manufacturing Co. for November 2002
99.9           United States Trustee Report of Wellman Dynamics Corp. for November 2002


                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FANSTEEL INC.

                                   By:    /s/ GARY L. TESSITORE
                                          ------------------------
                                   Name:  Gary L. Tessitore
                                   Title: Chairman, President and
                                          Chief Executive Officer


                                   By:    /s/ R. MICHAEL MCENTEE
                                          -------------------------
                                   Name:  R. Michael McEntee
                                   Title: Vice President and
                                          Chief Financial Officer

Dated:  December 31, 2002

                                                                                EXHIBIT 99.1


FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2002
                                                                                -----------------

Monthly Operating Report
                                                                                 DOCUMENT     EXPLANATION
                                                                 FORM NO.        ATTACHED       ATTACHED
                                                                ------------    ----------   --------------
Required Documents
Schedule of Cash Receipts and Disbursements                     MOR 1              Yes           No
    Bank Reconciliations                                        MOR 1 (cont)    Available        No
    Copies of bank statements                                                   Available        No
    Cash disbursement journals                                                  Available        No
Statement of operations                                         MOR 2              Yes           No
Balance Sheet                                                   MOR 3              Yes           No
Status of Postpetition Taxes                                    MOR 4              Yes           No
    Copies of payment receipts                                                  Available        No
    Copies of tax returns filed during reporting period                         Available        No
Summary of Unpaid Postpetition Debts                            MOR 4              Yes           No
    Listing of aged accounts payable                                            Available        No
Accounts Receivable Reconciliation and Aging                    MOR 5              Yes           No
Debtor Questionnaire                                            MOR 5              Yes           No



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ R. Michael McEntee                       12/20/2002
---------------------------------------      --------------------------------
Signature of Authorized Individual           Date

R. Michael McEntee                           Vice President
---------------------------------------      --------------------------------
Printed Name of Authorized Individual        Title of Authorized Individual



FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2002
                                                                                -----------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                           CURRENT MONTH                  CUMULATIVE FILING TO DATE
                                 ---------------------------------     ------------------------------
                                     ACTUAL           PROJECTED            ACTUAL        PROJECTED
                                 --------------   ----------------     -------------   --------------
RECEIPTS
--------
A/R Collections                    $ 3,257,872       $ 3,812,000        $ 44,954,113    $ 45,315,797
Loans                                        -                 -                   -               -
Sale of Assets                               -                 -                   -               -
InterCompamy Transfers                 236,291                 -           2,368,357       1,806,000
Other                                   76,491            32,600             710,902         263,457

                                 --------------   ---------------     ---------------   -------------
     Total Receipts                  3,570,654         3,844,600          48,033,372      47,385,254
                                 --------------   ---------------     ---------------   -------------

DISBURSEMENTS
-------------

Net Payroll                            725,262           744.160           8,153,350       8,627,539
Payroll Taxes                          301,524           308,605           3,775,615       3,947,047
Accounts Payable                     2,079,667         2,912,995          20,167,156      25,808,369
Profit Sharing / Pension               102,724           122,000           1,690,009       1,823,603
Insurance                              356,734           659,222           5,943,028       9,441,165
Commissions                            101,857           123,600           1,309,583       1,632,765
Utilities                              193,193           174,135           1,855,368       2,009,023
Leases / Rents                          22,097            26,650             302,472         440,223
Bank Service Charges                         -                 -                   -               -
Loans                                        -                 -                   -               -
Professional Fees-Bankruptcy           539,302           689,943           4,102,709       6,197,027
Capital Expenditures                   149,057                 -             258,279         183,300
US Trustee Fees                          2,000                 -              64,750          64,500
Court Costs                                  -                 -                   -               -

                                 --------------   ---------------     ---------------   -------------
     Total disbursements             4,573,418         5,761,310          47,622,320      60,174,561
                                 --------------   ---------------     ---------------   -------------


NET CASH FLOW                     $ (1,002,764)     $ (1,916,710)          $ 411,052   $ (12,789,307)
-------------
                                 ==============   ===============     ===============   =============



FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2002
                                                                                -----------------

BANK RECONCILIATION (MOR-1) (CONT.)
                                      Account                                  Book
Balance per Books                      Number       Account Type             Balance
                                    -----------  ------------------       ------------
 Petty Cash                             N/A        Petty cash               $    7,926

   National City Bank              884096887        Operational              2,635,318

   Bank of Waukegan                  1955426        Payroll                          -

   Bank of Waukegan                  1975978        Operational                      -

   Bank of Waukegan                  1976083        Health Insurance                 -

   American National Bank           18080308        Concentration Account            -

   First Midwest Bank                0173906        Petty Cash                   1,184

   Mellon Bank                       0111587        Operational                      -

   National City Bank              884157627        Blocked                    688,172

   National City Bank              884096879        Payroll                          -

   National City Bank              884157643        Benefit Bank                (3,246)

   National City Bank              884096908        Health Insurance          (135,947)

   National City                   884096772        Operational                (75,149)

   Mellon Bank                       1465820        Payroll                          -

   National City Bank              884096799        Disbursement               (29,443)

   Bank One                        261379147        Payroll                      1,670

   National City Bank              884156747        Disbursements               (9,054)

   National City Bank               18081568        Disbursement              (122,172)

   National City Bank               18081576        Payroll                          -

   National City Bank              884096780        Operational               (177,588)

   Hancock Bank                   01-0101494        Payroll                      5,293

   Bancorp South                    06582837        Operational                  8,171

   National City                   658912591        Payroll                      5,000
                                                                           -----------

                                                                            $2,800,135
                                                                           ===========

Bank reconciliations are available.



FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2002
                                                                                -----------------

STATEMENT OF OPERATIONS (MOR-2)
                                                   Month of           CUMULATIVE
                                                October, 2002       FILING TO DATE
                                                --------------      ----------------
Gross Sales                                       $ 3,450,429        $ 42,927,624
Less: Defective mat'l returned                              -                   -
        Sales allowances                               12,297             145,716
        Cash discounts                                 19,201             237,927
                                                --------------      --------------
           Total sales deductions                      31,498             386,643
                                                --------------      --------------
        NET SALES                                   3,418,931          42,543,981
                                                --------------      --------------
Cost of Sales                                       3,475,901          39,214,622
                                                --------------      --------------
        GROSS PROFIT                                  (56,970)          3,329,359
                                                --------------      --------------
Selling, General & Admin. Expense
    Selling expense                                   281,812           3,141,241
    General & Admin. expense                          866,690           5,202,170
    Corporate Fees                                   (186,604)         (1,307,191)
                                                --------------      --------------
      Total S G & A and Environ. Expense              961,898           7,036,220
                                                --------------      --------------
        OPERATING INCOME                           (1,018,868)         (3,706,861)
                                                --------------      --------------
OTHER INCOME (EXPENSE)
    Other Income (Expense)                             82,112              23,148
    Interest Expense                                  (50,049)           (285,212)
                                                --------------      --------------
        Other Income (Expense)                         32,063            (262,064)
                                                --------------      --------------
INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                             (986,805)         (3,968,925)
                                                --------------      --------------
REORGANIZATION ITEMS
    Professional Fees                                 229,702           2,780,500
    US Trustee Quarterly Fees                               -              21,000
    (Gain) Loss from sale of equipment                      -                   -
    Other Reorganization Expenses                           -                   -
                                                --------------      --------------
        Total Reorganization Items                    229,702           2,801,500
                                                --------------      --------------
INCOME (LOSS) BEFORE TAXES                         (1,216,507)         (6,770,425)

Provision for Taxes                                    (9,000)            128,000
                                                --------------      --------------
NET INCOME (LOSS)                               $  (1,207,507)      $  (6,898,425)
                                                ==============      ==============

FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2002
                                                                                -----------------

BALANCE SHEET (MOR-3)
                                                         11/30/02            1/15/02
                                                     ---------------      ------------
ASSETS
-------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents           $     2,111,963      $  1,438,344
    Restricted cash and cash equivalents                     688,172                 -
    Accounts receivable - net                             13,252,968        14,281,299
    Inventories -net                                       8,347,297        13,747,533
    Other assets - current                                 1,794,343           805,785
                                                     ---------------      ------------
           TOTAL CURRENT ASSETS                           26,194,743        30,272,961
                                                     ---------------      ------------
OTHER ASSETS
    Deferred income taxes                                          -                 -
    Intercompany receivable                               34,809,467        35,224,200
    Investment in subsidiaries                            14,998,222        15,221,175
    Other                                                  6,405,965           120,306
                                                     ---------------      ------------
           TOTAL OTHER ASSETS                             56,213,654        50,565,681
                                                     ---------------      ------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                     381,348           381,348
    Buildings                                              5,021,497         4,925,497
    Machinery and equipment                               36,331,395        35,951,210
                                                     ---------------      ------------
           Total property, plant and equipment            41,734,240        41,258,055
    Less: Accum. depreciation and amortization            35,241,568        34,547,637
                                                     ---------------      ------------
           NET PROPERTY, PLANT AND EQUIPMENT               6,492,672         6,710,418
                                                     ---------------      ------------
TOTAL ASSETS                                         $    88,901,069      $ 87,549,060
                                                     ===============      ============

LIABILITIES & SHAREHOLDERS' EQUITY                       11/30/02            1/15/02
-------------------------------------------------    ---------------      ------------
LIABILITIES (POSTPETITION)
-------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                $             -      $          -
    Accounts payable                                       2,521,700                 -
    Accrued liabilities                                    5,611,747                 -
    Accrued income taxes                                           -                 -
    Dividends payable                                              -                 -
                                                     ---------------      ------------
           TOTAL CURRENT LIABILITIES                       8,133,447                 -
                                                     ---------------      ------------
LONG-TERM DEBT - SECURED                                           -                 -
                                                     ---------------      ------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                      -                 -
    Deferred income taxes                                          -                 -
    Intercompany payable                                   3,074,624                 -
    Long-term pension liability                            1,134,660                 -
                                                     ---------------      ------------
           TOTAL OTHER LIABILITIES                         4,209,284                 -
                                                     ---------------      ------------
TOTAL LIABILITIES (POSTPETITION)                          12,342,731                 -
                                                     ---------------      ------------


LIABILITIES (PREPETITION)
-------------------------------------------------
    Secured debt                                                   -                 -
    Priority debt 1                                          592,726         5,336,367
    Unsecured debt                                        91,566,446        90,565,733
    Intercompany payable                                  27,545,338        27,899,610
                                                     ---------------      ------------
TOTAL LIABILITIES (PREPETITION)                          119,704,510       123,801,710
                                                     ---------------      ------------
TOTAL LIABILITIES                                        132,047,241       123,801,710
                                                     ---------------      ------------
SHAREHOLDERS' EQUITY
    Common stock                                          21,747,145        21,747,145
    Capital in excess of par value                           316,000           316,000
    Equity - unearned compensation                                 -            (4,903)
    Minimum pension liability adjustment                 (13,024,000)      (13,024,000)
    Foreign currency translation adjustment                        -                 -
    Retained earnings - prepetition                      (45,286,892)      (45,286,892)
    Retained earnings - postpetition                      (6,898,425)                -
                                                     ---------------      ------------
           TOTAL SHAREHOLDERS' EQUITY                    (43,146,172)      (36,252,650)
                                                     ---------------      ------------
TOTAL LIABILITIES AND SHAREHOLDERS, EQUITY           $    88,901,069      $ 87,549,060
                                                     ===============      ============

1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.


FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2002
                                                                                -----------------

STATUS OF POST PETITION TAXES (MOR-4)
---------------------------------------------------------------------------------------------
                                                                             Tax Liability
                                 Beginning       Amt. Withheld      Amount     at end of
FEDERAL TAXES:                 Tax Liability     or Amt of Tax       Paid    Current Month
---------------------------------------------------------------------------------------------
Withholding                          35,893          113,161       145,309         3,745
FICA-Employee                        20,045           88,211        73,527        34,729
FICA-Employer                        18,421           89,833        73,527        34,727
Unemployment                           (581)           1,609             0         1,028
Income Tax                        2,499,775                0             0     2,499,775
Foreign Income Tax                        0                0             0             0
Other                                     0                0             0             0
                                ----------------------------------------------------------
   TOTAL FEDERAL TAXES           $2,573,553         $292,814      $292,363    $2,574,004
                                ----------------------------------------------------------
STATE AND LOCAL TAXES:
Withholding                          20,918           38,121        38,930        20,109
Unemployment                         20,152            3,346             0        23,498
Sales                                38,859            2,609         2,194        39,274
Income Tax                                0        2,947,784            50     2,947,734
Real Property                       111,219            2,885             0       114,104
Personal Property                    16,268            1,500             0        17,768
Other: Local                          1,434              938           765         1,607
                                ----------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES      $208,850       $2,997,183       $41,939    $3,164,094
                                ----------------------------------------------------------
TOTAL POST PETITION TAXES        $2,782,403       $3,289,997      $334,302    $5,738,098
                                ==========================================================



SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)
---------------------------------------------------------------------------------------------------------------
                                                           Number of Days Past Due
                                   ----------------------------------------------------------------------------
                                       Current   30 days    31-60 days    61-90 days   over 90 days      Total
---------------------------------------------------------------------------------------------------------------
Accounts Payable                      2,251,700    0           0             0             0          2,521,700
Wages Payable                         2,190,865    0           0             0             0          2,190,865
Taxes Payable (Other than income)       290,589    0           0             0             0            290,589
Professional Fees                       455,586    0           0             0             0            455,586
Rent/Lease - Building                         0    0           0             0             0                  0
Rent/Lease - Equipment                        0    0           0             0             0                  0
Other Accrued Liabilities             2,674,707    0           0             0             0          2,674,707
Income Taxes Payable                          0    0           0             0             0                  0
Secured Debt                                  0    0           0             0             0                  0
Intercompany Payable                  3,074,624    0           0             0             0          3,074,624
Other LT Liabilities                  1,134,660    0           0             0             0          1,134,660
                                   ----------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS            $12,342,731   $0          $0            $0            $0        $12,342,731
                                   ============================================================================

FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2002
                                                                                -----------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)

-------------------------------------------------------------------------------------------
                                              Dates            Amount         Check Nos.
Description of Tax                            Paid              Paid           or EFT
-------------------------------------------------------------------------------------------
State Withholding - California               11/05/02          1,926           97820
State Withholding - California               11/12/02          1,950           97854
State Withholding - California               11/19/02          1,847           97909
State Withholding - California               11/25/02          1,933           97952
State Withholding - Connecticut              11/12/02          1,260           97855
State Withholding - Connecticut              11/14/02          1,143           97876
State Withholding - Connecticut              11/21/02            993           97936
State Withholding - Connecticut              11/25/02          1,200           97954
State Withholding - Illinois                 11/14/02          1,424           97884
State Withholding - Illinois                 11/25/02            915           97955
State Withholding - Indiana                  11/25/02            389           97956
State Withholding - Kentucky                 11/12/02            816           97864
State Withholding - Kentucky                 11/21/02            842           97939
State Withholding - Mississippi              11/14/02          4,267           97890
State Withholding - Oklahoma                 11/14/02          1,509           97893
State Withholding - Pennsylvania             11/05/02          5,654           97834
State Withholding - Pennsylvania             11/19/02          4,567           97926
State Withholding - Wisconsin                11/14/02            497           97900
State Withholding - Wisconsin                11/25/02            518           97967
Sales Tax - Monthly - Illinois               11/19/02             88           97915
Sales Tax - Monthly - Kentucky               11/19/02            238           97917
Sales Tax - Monthly - Mississippi            11/19/02          1,755           97922
Sales Tax - Monthly - Ohio                   11/19/02             50           97924
Sales Tax - Monthly - Tennessee              11/19/02             63           97928
FICA & Fed W/H  Federal                      11/06/02         62,302            EFT
FICA & Fed W/H  Federal                      11/13/02         71,914            EFT
FICA & Fed W/H  Federal                      11/20/02         60.718            EFT
FICA & Fed W/H  Federal                      11/27/02         72,940            EFT
City/Cnty Occupational Lexington KY          11/30/02            765           15783





                                                         ------------
TOTAL POST PETITION TAXES PAID                             $ 304,483
                                                         ============


FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2002
                                                                                -----------------
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

-----------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
-----------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period           8,513,264
PLUS Amounts billed during the period                                        3,452,114
LESS Amounts collected during the period                                     3,257,872
                                                                        ----------------
Total Accounts Receivable at the end of the reporting period                $8,707,506
                                                                        ================


-----------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
-----------------------------------------------------------------------------------------
0-30 days old                                                                3,503.533
31-60 days old                                                               2,151,473
61-90 days old                                                                 833,596
91+ days old                                                                 2,218,904
                                                                        ----------------
Total Accounts Receivable                                                    8,707,506
Amount considered uncollectible (bad debt)                                     398,701
                                                                        ----------------
Accounts Receivable (Net) at the end of the current period                  $8,308,805
                                                                        ================




DEBTOR QUESTIONNAIRE

-------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                   YES     NO
-------------------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the normal course of
     business this reporting period? If yes, provide an explanation below.              x
2.   Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an
     explanation below                                                                  x
3.   Have all postpetition tax returns been timely filed? If no, provide an
     explanation below.                                                         x
4.   Are workers compensation and general liability and other necessary
     insurance coverages in effect? If no, provide an explanation below.        x


EXPLANATIONS: (Please insert rows if more info is needed or attached separate schedule.)
------------

1.


2.


3.


4.


                                                                                EXHIBIT 99.2


AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2002
                                                                                -----------------
MONTHLY OPERATING REPORT
                                                                                  DOCUMENT      EXPLANATION
                                                                 FORM NO.         ATTACHED        ATTACHED
                                                               --------------   ------------   --------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements                     MOR 1               Yes            No
        Bank Reconciliations                                    MOR 1 (cont)     Available         No
        Copies of bank statements                                                Available         No
        Cash disbursement journals                                               Available         No
Statement of operations                                         MOR 2               Yes            No
Balance Sheet                                                   MOR 3               Yes            No
Status of Postpetition Taxes                                    MOR 4               Yes            No
        Copies of payment receipts                                               Available         No
        Copies of tax returns filed during reporting period                      Available         No
Summary of Unpaid Postpetition Debts                            MOR 4               Yes            No
        Listing of aged accounts payable                                         Available         No
Accounts Receivable Reconciliation and Aging                    MOR 5               Yes            No
Debtor Questionnaire                                            MOR 5               Yes            No


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

 /s/ R. Michael McEntee                      12/20/2002
-----------------------------------------    -----------------------------------
Signature of Authorized Individual           Date

R. Michael McEntee                           Vice President
-----------------------------------------    -----------------------------------
Printed Name of Authorized Individual        Title of Authorized Individual


AMERICAN SINTERED TECHNOLOGIES, INC.                                   CASE #   02-10109 (JJF)
                                                                                -----------------
                                                             REPORTING PERIOD   November 30, 2002
                                                                                -----------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                     CURRENT MONTH                  CUMULATIVE FILING TO DATE
                              ----------------------------     ---------------------------------
                                ACTUAL        PROJECTED            ACTUAL            PROJECTED
                              ------------   -------------     ---------------    --------------
RECEIPTS
--------

A/R Collections                $ 515,605        $ 630,000         $ 8,610,736       $ 8,493,257
Loans                                  -                -                   -                 -
Sale of Assets                         -                -                   -                 -
InterCompany Transfers            57,392                -          (1,269,793)        (646,000)
Other                             (1,322)               -              10,591             1,382

                              -----------   --------------     ---------------    --------------
     Total Receipts              571,675          630,000           7,351,534         7,848,639
                              -----------   --------------     ---------------    --------------

DISBURSEMENTS
-------------

Net Payroll                       80,946           89,000             997,234         1,039,788
Payroll Taxes                     35,455           35,000             495,400           485,042
Accounts Payable                 433,732          330,000           5,162,714         5,126,571
Profit Sharing / Pension               -                -                   -                 -
Insurance                         21,578           27,000             263,851           329,412
Commissions                       18,601           22,500             307,335           276,892
Utilities                         20,938           23,000             200,795           260,925
Leases / Rents                         -                -                   -            13,143
Bank Service Charges                   -                -                   -                 -
Loans                                  -                -                   -                 -
Professional Fees-Bankruptcy           -                -                   -                 -
US Trustee Fees                        -                -               1,741             2,000
Court Costs                            -                -                 500               250
                              -----------   --------------     ---------------    --------------
     Total disbursements         611,250          526,500           7,429,570         7,534,023
                              -----------   --------------     ---------------    --------------

NET CASH FLOW                   $(39,575)        $103,500           $ (78,036)        $ 314,616
-------------
                              ===========   ==============     ===============    ==============



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2002
                                                                                -----------------

BANK RECONCILATION (MOR 1 CONTINUED)
                                           Account                      Book
Balance per Books                          Number      Account Type    Balance
                                          ---------   -------------   ---------

  Petty Cash                                 N/A       Petty cash          300

  National City Bank of PA                239732043    Payroll        $  3,687

  National City Bank                      884096860    Disbursement   $(64,070)

                                                                             -

                                                                             -

                                                                      ---------
                                                                      $(60,083)
                                                                      =========

Bank reconciliations are available.



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2002
                                                                                -----------------
STATEMENT OF OPERATIONS (MOR-2)

                                             Month of            CUMULATIVE
                                           November 2002       FILING TO DATE
                                          ---------------    ------------------

Gross Sales                                  $   567,567         $ 8,733,049
Less: Defective mat'l returned                         -                   -
         Sales allowances                              -               5,181
         Cash discounts                            2,050              54,587
                                          ---------------    ----------------
            Total sales deductions                 2,050              59,768
                                          ---------------    ----------------

         NET SALES                               565,517           8,673,281
                                          ---------------    ----------------

Cost of Sales                                    498,755           7,199,180
                                          ---------------    ----------------

         GROSS PROFIT                             66,762           1,474,101
                                          ---------------    ----------------

Selling, General & Admin. Expense
    Selling expense                               39,491             568,113
    General & Admin. expense                      25,242             341,997
    Corporate Fees                                 5,228              67,918
                                          ---------------    ----------------
      Total S G & A and Environ. Expense          69,961             978,028
                                          ---------------    ----------------

         OPERATING INCOME                         (3,199)            496,073
                                          ---------------    ----------------

OTHER INCOME (EXPENSE)
    Other Income (Expense)                             -              13,901
    Interest Expense                                   -              (3,435)
                                          ---------------    ----------------
         Other Income (Expense)                        -              10,466
                                          ---------------    ----------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                          (3,199)            506,539
                                          ---------------    ----------------

REORGANIZATION ITEMS
    Professional Fees                             16,000             147,250
    US Trustee Quarterly Fees                          -              12,750
    (Gain) Loss from sale of equipment                 -                   -
    Other Reorganization Expenses                      -                   -
                                          ---------------    ----------------
         Total Reorganization Items               16,000             160,000
                                          ---------------    ----------------

INCOME (LOSS) BEFORE TAXES                       (19,199)            346,539

Provision for Taxes                               (7,000)            129,000
                                          ---------------    ----------------

NET INCOME (LOSS)                               $(12,199)          $ 217,539
                                          ===============    ================



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2002
                                                                                -----------------

BALANCE SHEET (MOR-3)
                                                      11/30/02        1/15/02
                                                    ------------    ------------
ASSETS
------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents              ($60,083)      $ 17,953
    Restricted cash and cash equivalents                       -              -
    Accounts receivable - net                            972,177        894,078
    Inventories -net                                     296,789        549,646
    Other assets - current                                28,633          7,707
                                                    ------------    ------------
           TOTAL CURRENT ASSETS                        1,237,516      1,469,384
                                                    ------------    ------------
OTHER ASSETS
    Deferred income taxes                                      -              -
    Intercompany receivable                            1,291,072              -
    Investment in subsidiaries                                 -              -
    Other - goodwill                                   2,207,060      2,207,060
                                                    ------------    ------------
           TOTAL OTHER ASSETS                          3,498,132      2,207,060
                                                    ------------    ------------
PROPERTY , PLANT AND EQUIPMENT
    Land                                                  84,000         84,000
    Buildings                                            848,037        848,037
    Machinery and equipment                            4,774,346      4,772,863
                                                    ------------    ------------
           Total property, plant and equipment         5,706,383      5,704,900
    Less: Accum. depreciation and amortization         2,493,847      2,058,295
                                                    ------------    ------------
           NET PROPERTY, PLANT AND EQUIPMENT           3,212,536      3,646,605
                                                    ------------    ------------
TOTAL ASSETS                                         $ 7,948,184    $ 7,323,049
                                                    ============    ============

LIABILITIES & SHAREHOLDERS' EQUITY                    11/30/02         1/15/02
------------------------------------------------    -------------   ------------
LIABILITIES (POSTPETITION)
------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                $         -    $         -
    Accounts payable                                     200,569              -
    Accrued liabilities                                  344,717              -
    Accrued income taxes                                 124,133              -
    Dividends payable                                          -              -
                                                    ------------    ------------
           TOTAL CURRENT LIABILITIES                     669,419              -
                                                    ------------    ------------
LONG-TERM DEBT - SECURED                                       -              -
                                                    ------------    ------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                  -              -
    Deferred income taxes                                      -              -
    Intercompany payable                                  22,330              -
    Long-term pension liability                                -              -
                                                    ------------    ------------
           TOTAL OTHER LIABILITIES                        22,330              -
                                                    ------------    ------------
TOTAL LIABILITIES (POSTPETITION)                         691,749              -
                                                   ------------    ------------


LIABILITIES (PREPETITION)
------------------------------------------------
    Secured debt                                       1,056,640      1,056,640
    Priority debt 1                                      154,826        306,530
    Unsecured debt                                     1,075,362      1,206,760
    Intercompany payable                               4,366,896      4,367,947
                                                    ------------    ------------
TOTAL LIABILITIES (PREPETITION)                        6,653,724      6,937,877
                                                    ------------    ------------
TOTAL LIABILITIES                                      7,345,473      6,937,877
                                                    ------------    ------------
SHAREHOLDERS' EQUITY
    Common stock                                             100            100
    Capital in excess of par value                             -              -
    Equity - unearned compensation                             -              -
    Minimum pension liability adjustment                       -              -
    Foreign currency translation adjustment                    -              -
    Retained earnings - prepetition                      385,072        385,072
    Retained earnings - postpetition                     217,539              -
                                                    ------------    ------------
           TOTAL SHAREHOLDERS' EQUITY                    602,711        385,172
                                                    ------------    ------------
TOTAL LIABILITIES AND SHAREHOLDERS, EQUITY           $ 7,948,184    $ 7,323,049
                                                    ============    ============


1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans were paid based on first day motions.




AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2002
                                                                                -----------------

STATUS OF POST PETITION TAXES (MOR-4)

-----------------------------------------------------------------------------------------------
                                                                                Tax Liability
                                       Beginning     Amt. Withheld    Amount      at end of
FEDERAL TAXES:                       Tax Liability   or Amt of Tax     Paid     Current Month
-----------------------------------------------------------------------------------------------

Withholding                             6,874           13,740         13,011          7,603
FICA-Employee                           4,614            9,104          8,751          4,967
FICA-Employer                           6,319           10,808          8,751          8,376
Unemployment                            2,172                8              0          2,180
Income Tax                            114,133           (6,000)             0        108,133
Foreign Income Tax                          0                0              0              0
Other:                                      0                0              0              0
                                  -------------------------------------------------------------
   TOTAL FEDERAL TAXES               $134,112          $27,660        $30,513       $131,259
                                  -------------------------------------------------------------

STATE AND LOCAL TAXES:
---------------------
Withholding                             4,158            4,511          4,942          3,727
Unemployment                            1,397               75              0          1,472
Sales                                       0                0              0              0
Income Tax                             17,000           (1,000)             0         16,000
Real Property                          (3,615)           1,807              0         (1,808)
Personal Property                           0                0              0              0
Other: Describe                             0                0              0              0
                                  -------------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES         $18,940           $5,393         $4,942        $19,391
                                  -------------------------------------------------------------
                                  -------------------------------------------------------------
TOTAL POST PETITION TAXES            $153,052          $33,053        $35,455       $150,650
                                  =============================================================



SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)


---------------------------------------------------------------------------------------------------------------------
                                                                     Number of Days Past Due
                                   ----------------------------------------------------------------------------------
                                     Current       30 days   31-60 days   61-90 days     over 90 days       Total
---------------------------------------------------------------------------------------------------------------------

Accounts Payable                       200,569         0         0            0             0             200,569
Wages Payable                          244,091         0         0            0             0             244,091
Taxes Payable (Other than income)       26,517         0         0            0             0              26,517
Professional Fees                            0         0         0            0             0                   0
Rent/Lease - Building                        0         0         0            0             0                   0
Rent/Lease - Equipment                       0         0         0            0             0                   0
Other Accrued Liabilities               74,109         0         0            0             0              74,109
Income Taxes Payable                   124,133         0         0            0             0             124,133
Secured Debt                                 0         0         0            0             0                   0
Intercompany Payable                    22,330         0         0            0             0              22,330
Other LT Liabilities                         0         0         0            0             0                   0
                                   ----------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS              $691,749        $0        $0           $0            $0            $691,749
                                   ==================================================================================



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2002
                                                                                -----------------

DETAIL OF POSTPETTION TAXES PAID (MOR-4)

--------------------------------------------------------------------------------
                            Dates         Amount              Check Nos.
Description of Tax          Paid           Paid                or EFT
--------------------------------------------------------------------------------
FICA and Federal           11/06/02       $16,211                EFT
FICA and Federal           11/30/02        14,303                EFT
State withholding          11/01/02         3,427               11872
State unemployment         10/30/02         1,514               11942























                                      ------------
TOTAL POST PETITION TAXES PAID            $35,455
                                      ============



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2002
                                                                                -----------------
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

--------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
--------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period      $929,296
PLUS Amounts billed during the period                                    567,568
LESS Amounts collected during the period                                 515,605
                                                                      ----------
Total Accounts Receivable at the end of the reporting period            $981,259
                                                                      ==========

--------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
--------------------------------------------------------------------------------
0-30 days old                                                            500,905
31-60 days old                                                           388,496
61-90 days old                                                            86,505
91+ days old                                                               5,353
                                                                      ----------
Total Accounts Receivable                                                981,259
Amount considered uncollectible (bad debt)                                 9,382
                                                                      ----------
Accounts Receivable (Net) at the end of the current period              $971,877
                                                                      ==========


DEBTOR QUESTIONNAIRE

--------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                   YES       NO
--------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the
     normal course of business this reporting period? If yes,
     provide an explanation below.                                        x
2.   Have any funds been disbursed from any account other
     than a debtor in possession account this rexorting
     period?  If yes, provide an explanation below.                       x
3.   Have all postpetition tax returns been timely filed? If
     no, provide an explanation below.                           x
4.   Are workers compensation and general liability and
     other necessary insurance coverages in effect?  If no,
     provide an explanation below.                                x


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACHED SEPARATE SCHEDULE.)
------------

1.



2.



3.



4.



                                                                                EXHIBIT 99.3


CUSTOM TECHNOLOGIES CORP.                                               CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2002
                                                                                -----------------
MONTHLY OPERATING REPORT

                                                                             DOCUMENT        EXPLANATION
                                                               FORM NO.      ATTACHED         ATTACHED
                                                            ------------   -------------    --------------
REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements                 MOR 1            None
    Bank Reconciliations                                    MOR 1 (cont)     None
    Copies of bank statements                                                None
    Cash disbursement journals                                               None
Statement of operations                                     MOR 2            None
Balance Sheet                                               MOR 3            Attached
Status of Postpetition Taxes                                MOR 4            None
    Copies of payment receipts                                               None
    Copies of tax returns filed during reporting period                      None
Summary of Unpaid Postpetition Debts                        MOR 4            None
    Listing of aged accounts payable                                         None
Accounts Receivable Reconciliation and Aging                MOR 5            None
Debtor Questionnaire                                        MOR 5            Attached



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

 /s/ R. Michael McEntee                        12/20/2002
----------------------------------------       ---------------------------------
Signature of Authorized Individual             Date

R. Michael McEntee                             Treasurer
----------------------------------------       ---------------------------------
Printed Name of Authorized Individual          Title of Authorized Individual


CUSTOM TECHNOLOGIES CORP.                                               CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2002
                                                                                -----------------


BALANCE SHEET (MOR -3)
                                                           11/30/02                1/15/02
                                                       ---------------          --------------
ASSETS
----------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents              $           -           $           -
    Restricted cash and cash equivalents                            -                       -
    Accounts receivable - net                                       -                       -
    Inventories - net                                               -
    Other assets - current                                          -                       -
                                                        --------------          --------------
           TOTAL CURRENT ASSETS                                     -                       -
                                                        --------------          --------------
OTHER ASSETS
    Deferred income taxes                                           -                       -
    Intercompany receivable                             $   1,332,139               1,332,139
    Investment in subsidiaries                             39,630,358              39,630,358
    Other                                                           -                       -
                                                        --------------          --------------
           TOTAL OTHER ASSETS                              40,962,497              40,962,497
                                                        --------------          --------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                            -                       -
    Buildings                                                       -                       -
    Machinery and equipment                                         -                       -
                                                        --------------          --------------
           Total property, plant and equipment                      -                       -
    Less: Accum. depreciation and amortization                      -                       -
                                                        --------------          --------------
           NET PROPERTY, PLANT AND EQUIPMENT                        -                       -
                                                        --------------          --------------
TOTAL ASSETS                                            $  40,962,497           $  40,962,497
                                                        ==============          ==============


LIABILITIES & SHAREHOLDERS' EQUITY                          11/30/02                1/15/02
----------------------------------------------------    --------------          --------------
LIABILITIES (POSTPETITION)
----------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                   $           -           $           -
    Accounts payable                                                -                       -
    Accrued liabilities                                             -                       -
    Accrued income taxes                                            -                       -
    Dividends payable                                               -                       -
                                                        --------------          --------------
           TOTAL CURRENT LIABILITIES                                -                       -
                                                        --------------          --------------
LONG-TERM DEBT - SECURED                                            -                       -
                                                        --------------          --------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                       -                       -
    Deferred income taxes                                           -                       -
    Intercompany payable                                            -                       -
    Long-term pension liability                                     -                       -
                                                        --------------          --------------
           TOTAL OTHER LIABILITIES                                  -                       -
                                                        --------------          --------------
TOTAL LIABILITIES (POSTPETITION)                                    -                       -
                                                        --------------          --------------



LIABILITIES (PREPETITION)
----------------------------------------------------
    Secured debt                                                    -                       -
    Priority debt                                                   -                       -
    Unsecured debt                                                  -                       -
                                                        --------------          --------------
TOTAL LIABILITIES (PREPETITION)                                     -                       -
                                                        --------------          --------------
TOTAL LIABILITIES                                                   -                       -
                                                        --------------          --------------

SHAREHOLDERS' EQUITY
    Common stock                                                1,000                   1,000
    Capital in excess of par value                         23,380,700              23,380,700
    Equity - unearned compensation                                  -                       -
    Minimum pension liability adjustment                            -                       -
    Foreign currency translation adjustment                         -                       -
    Retained earnings - prepetition                        17,580,797              17,580,797
    Retained earnings - postpetition                                -                       -
                                                        --------------          --------------
           TOTAL SHAREHOLDERS' EQUITY                      40,962,497              40,962,497
                                                        --------------          --------------
TOTAL LIABILITIES AND SHAREHOLDERS, EQUITY              $  40,962,497           $  40,962,497
                                                        ==============          ==============


CUSTOM TECHNOLOGIES CORP.                                               CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2002
                                                                                -----------------

DEBTOR QUESTIONNAIRE (MOR - 5)                                                   YES       NO
                                                                                ------   ------
1.  Have any assets been sold or transferred outside of the normal course of business this reporting period? If yes, provide an explanation
    below.                                                                                 x

2.  Have any funds been disbursed from any accounts other than a debtor in possession account in this reporting period? If yes, provide an
    explanation below.                                                                     x

3.  Have all postpetition tax returns been timely filed? If no, provide an
    explanation below.                                                            x

4.  Are workers compensation, general liability and other necessary
    insurance coverages in effect? If no, provide an explanation below.           x


                                                                                EXHIBIT 99.4


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2002
                                                                                -----------------

MONTHLY OPERATING REPORT
                                                                                 DOCUMENT      EXPLANATION
                                                                 FORM NO.        ATTACHED       ATTACHED
                                                               ------------    ------------    -----------
REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements                    MOR 1              Yes             No
        Bank Reconciliations                                   MOR 1 (cont)    Available          No
        Copies of bank statements                                              Available          No
        Cash disbursement journals                                             Available          No
Statement of operations                                        MOR 2              Yes             No
Balance Sheet                                                  MOR 3              Yes             No
Status of Postpetition Taxes                                   MOR 4              Yes             No
        Copies of payment receipts                                             Available          No
        Copies of tax returns filed during reporting period                    Available          No
Summary of Unpaid Postpetition Debts                           MOR 4              Yes             No
        Listing of aged accounts payable                                       Available          No
Accounts Receivable Reconciliation and Aging                   MOR 5              Yes             No
Debtor Questionnaire                                           MOR 5              Yes             No



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ R. Michael McEntee                        12/20/2002
---------------------------------------       ----------------------------------
Signature of Authorized Individual            Date

R. Michael McEntee                            Vice President
---------------------------------------       ----------------------------------
Printed Name of Authorized Individual         Title of Authorized Individual


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2002
                                                                                -----------------


SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                       CURRENT MONTH                CUMULATIVE FILING TO DATE
                              -------------------------------    -------------------------------
                                  ACTUAL          PROJECTED          ACTUAL          PROJECTED
                              -------------     -------------    --------------   --------------
RECEIPTS
--------

A/R Collections               $   1,375,930     $  1,355,000     $  12,133,719    $  11,901,774
Loans                                     -                -                 -                -
Sale of Assets                            -                -                 -                -
InterCompany Transfers              181,354                -          (110,630)               -
Other                              (256,798)               -          (256,798)               -

                              --------------    -------------    --------------   --------------
     Total Receipts               1,300,486        1,355,000        11,766,291       11,901,774
                              --------------    -------------    --------------   --------------

DISBURSEMENTS
-------------

Net Payroll                          76,531           69,300           937,110          906,040
Payroll Taxes                        28,947           27,720           353,222          352,327
Accounts Payable                  1,180,300        1,277,767        10,212,981        9,936,793
Profit Sharing / Pension                  -                -            15,128           15,000
Insurance                                 -                -            50,624           56,435
Commissions                          36,213           32,000           279,728          278,000
Utilities                             7,086            8,700           103,470           83,913
Leases / Rents                        5,532            6,700            58,777           56,296
Bank Service Charges                      -                -                 -                -
Loans                                     -                -                 -                -
Professional Fees-Bankruptcy              -                -                 -                -
US Trustee Fees                           -                -                 -                -
Court Costs                               -                -             8,250            8,000

                              --------------    -------------    --------------   --------------
     Total disbursements          1,334,609        1,422,187        12,019,290       11,692,804
                              --------------    -------------    --------------   --------------


NET CASH FLOW                 $     (34,123)    $    (67,187)    $    (252,999)   $     208,970
-------------                 ==============    =============    ==============   ==============



ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2002
                                                                                -----------------

BANK RECONCILIATION (MOR 1 CONTINUED)
                                           Account                                   Book
Balance per Books                          Number          Account Type             Balance
                                        -------------    -----------------      --------------
   Petty Cash                           N/A              Petty cash             $       700

   American National Bank               18080278         Disbursement                     -

   National City Bank                   884096844        Disbursement              (160,231)

   Bank One                             2135-439-0104    Payroll                     11,049

   Texas Commerce Bank                  85808720641      Disbursement                   399

                                                                                --------------
                                                                                $  (148,083)
                                                                                ==============
Bank reconciliations are available.



ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2002
                                                                                -----------------

STATEMENT OF OPERATIONS (MOR-2)

                                                      Month of       CUMULATIVE
                                                  November, 2002   FILING TO DATE
                                                  --------------   --------------
Gross Sales                                       $  1,226,824      $ 13,083,086
Less: Defective mat'l returned                             434             7,014
         Sales allowances                                2,088            11,678
         Cash discounts                                  3,404            85,592
                                                  -------------     -------------
            Total sales deductions                       5,926           104,284
                                                  -------------     -------------

         NET SALES                                   1,220,898        12,978,802
                                                  -------------     -------------

Cost of Sales                                          990,089        10,692,315
                                                  -------------     -------------

         GROSS PROFIT                                  230,809         2,286,487
                                                  -------------     -------------

Selling, General & Admin. Expense
    Selling expense                                     44,028           656,536
    General & Admin. expense                            59,263           598,753
    Corporate Fees                                      52,000           457,500
                                                  -------------     -------------
      Total S G & A and Environ. Expense               155,291         1,712,789
                                                  -------------     -------------

         OPERATING INCOME                               75,518           573,698
                                                  -------------     -------------

OTHER INCOME (EXPENSE)
    Other Income (Expense)                                   -                27
    Interest Expense                                         -                 -
                                                  -------------     -------------
         Other Income (Expense)                              -                27
                                                  -------------     -------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                                75,518           573,725
                                                  -------------     -------------

REORGANIZATION ITEMS
    Professional Fees                                   27,000           333,750
    US Trustee Quarterly Fees                                -            16,250
    (Gain) Loss from sale of equipment                       -                 -
    Other Reorganization Expenses                            -                 -
                                                  -------------     -------------
         Total Reorganization Items                     27,000           350,000
                                                  -------------     -------------

INCOME (LOSS) BEFORE TAXES                              48,518           223,725

Provision for Taxes                                     19,701            99,206
                                                  -------------     -------------

NET INCOME (LOSS)                                 $     28,817      $    124,519
                                                  =============     =============


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2002
                                                                                -----------------


BALANCE SHEET (MOR-3)
                                                                  11/30/02            1/15/02
                                                                -------------       -----------
ASSETS
-----------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents                          ($148,083)      $   104,916
    Restricted cash and cash equivalents                                    -                 -
    Accounts receivable - net                                       1,985,684           956,901
    Inventories -net                                                1,839,825         1,085,331
    Other assets - current                                             12,122            72,557
                                                                -------------       -----------
           TOTAL CURRENT ASSETS                                     3,689,548         2,219,705
                                                                -------------       -----------
OTHER ASSETS
    Deferred income taxes                                                   -           575,991
    Intercompany receivable                                           340,351           316,912
    Investment in subsidiaries                                      2,619,157         2,619,157
    Other                                                              60,693                 -
                                                                -------------       -----------
           TOTAL OTHER ASSETS                                       3,020,201         3,512,060
                                                                -------------       -----------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                               68,653            68,653
    Buildings                                                          84,942            84,942
    Machinery and equipment                                         4,311,418         4,300,918
                                                                -------------       -----------
           Total property, plant and equipment                      4,465,013         4,454,513
    Less: Accum. depreciation and amortization                      2,190,226         1,952,364
                                                                -------------       -----------
           NET PROPERTY, PLANT AND EQUIPMENT                        2,274,787         2,502,149
                                                                -------------       -----------
TOTAL ASSETS                                                      $ 8,984,536       $ 8,233,914
                                                                =============       ===========

LIABILITIES & SHAREHOLDERS' EQUITY                                11/30/02            1/15/02
-----------------------------------------------------           -------------       -----------
LIABILITIES (POSTPETITION)
-----------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                          $            -       $         -
    Accounts payable                                                  501,951                 -
    Accrued liabilities                                               207,874                 -
    Accrued income taxes                                               26,335                 -
    Dividends payable                                                       -                 -
                                                                -------------       -----------
           TOTAL CURRENT LIABILITIES                                  736,160                 -
                                                                -------------       -----------
LONG-TERM DEBT - SECURED                                                    -                 -
                                                                -------------       -----------
OTHER LIABILITIES
    Disc. operations and environ. remediation                               -                 -
    Deferred income taxes                                                   -                 -
    Intercompany payable                                              349,713                 -
    Long-term pension liability                                             -                 -
                                                                -------------       -----------
           TOTAL OTHER LIABILITIES                                    349,713                 -
                                                                -------------       -----------
TOTAL LIABILITIES (POSTPETITION)                                    1,085,873                 -
                                                                -------------       -----------



LIABILITIES (PREPETITION)
-----------------------------------------------------
    Secured debt                                                            -                 -
    Priority debt 1                                                    27,482           116,378
    Unsecured debt                                                  1,092,539         1,463,413
    Intercompany payable                                              839,825           839,825
                                                                -------------       -----------
TOTAL LIABILITIES (PREPETITION)                                     1,959,846         2,419,616
                                                                -------------       -----------
TOTAL LIABILITIES                                                   3,045,719         2,419,616
                                                                -------------       -----------

SHAREHOLDERS' EQUITY
    Common stock                                                        1,000             1,000
    Capital in excess of par value                                  4,067,259         4,067,259
    Equity - unearned compensation                                          -                 -
    Minimum pension liability adjustment                                    -                 -
    Foreign currency translation adjustment                                 -                 -
    Retained earnings - prepetition                                 1,746,039         1,746,039
    Retained earnings - postpetition                                  124,519                 -
                                                                -------------       -----------
           TOTAL SHAREHOLDERS' EQUITY                               5,938,817         5,814,298
                                                                -------------       -----------
TOTAL LIABILITIES AND SHAREHOLDERS, EQUITY                      $   8,984,536       $ 8,233,914
                                                                =============       ===========

1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2002
                                                                                -----------------


STATUS OF POST PETITION TAXES (MOR-4)
------------------------------------------------------------------------------------------------------
                                                                                      Tax Liability
                                     Beginning     Amt. Withheld       Amount           at end of
FEDERAL TAXES:                     Tax Liability   or Amt of Tax        Paid          Current Month
------------------------------------------------------------------------------------------------------
Withholding                                0           14,064         14,064                  0
FICA-Employee                              0            6,917          6,917                  0
FICA-Employer                            192            6,917          7,077                 32
Unemployment                              36               33             33                 36
Income Tax                                 0           23,458              0             23,458
Foreign Income Tax                         0                0              0                  0
Other:                                     0                0              0                  0
                                   -------------------------------------------------------------------
   TOTAL FEDERAL TAXES             $     228          $51,389        $28,091            $23,526
                                   -------------------------------------------------------------------
STATE AND LOCAL TAXES:
----------------------
Withholding                              876              761            761                876
Unemployment                             289               95             95                289
Sales                                  2,026                0              0              2,026
Income Tax                                 0            2,000              0              2,000
Real Property                          5,700              600          3,118              3,182
Personal Property                          0                0              0                  0
Other: Describe                            0                0              0                  0
                                   -------------------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES      $   8,891           $3,456         $3,974             $8,373
                                   -------------------------------------------------------------------
                                   -------------------------------------------------------------------
TOTAL POST PETITION TAXES          $   9,119          $54,845        $32,065            $31,899
                                   ===================================================================




----------------------------------------------------------------------------------------------------------------------------
                                                               Number of Days Past Due
                                 -------------------------------------------------------------------------------------------
                                       Current      30 days     31-60 days     61-90 days      over 90 days            Total
----------------------------------------------------------------------------------------------------------------------------
Accounts Payable                      501,951         0              0             0                0               501,951
Wages Payable                          97,081         0              0             0                0                97,081
Taxes Payable (Other than income)       6,441         0              0             0                0                 6,441
Professional Fees                           0         0              0             0                0                     0
Rent/Lease - Building                       0         0              0             0                0                     0
Rent/Lease - Equipment                      0         0              0             0                0                     0
Other Accrued Liabilities             104,352         0              0             0                0               104,352
Income Taxes Payable                   26,335         0              0             0                0                26,335
Secured Debt                                0         0              0             0                0                     0
Intercompany Payable                  349,713         0              0             0                0               349,713
Other LT Liabilities                        0         0              0             0                0                     0
                                 -------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS           $1,085,873        $0             $0            $0               $0            $1,085,873
                                 ===========================================================================================


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2002
                                                                                -----------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)
-----------------------------------------------------------------------------------------
                                            Dates         Amount             Check Nos.
Description of Tax                          Paid           Paid                or EFT
-----------------------------------------------------------------------------------------
All payroll taxes are paid by ADP                          32,065              EFT
      each  week.






















                                                            ---------
TOTAL POST PETITION TAXES PAID                                 32,065
                                                            =========


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2002
                                                                                -----------------
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

---------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
---------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period          $  2,119,669
PLUS Amounts billed during the period                                          1,220,898
LESS Amounts collected during the period                                       1,375,930
                                                                            ------------
Total Accounts Receivable at the end of the reporting period                $  1,964,637
                                                                            ============

---------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
---------------------------------------------------------------------------------------------
0-30 days old                                                                  1,657,431
31-60 days old                                                                   270,580
61-90 days old                                                                    31,028
91+ days old                                                                       5,598
                                                                            ------------
Total Accounts Receivable                                                      1,964,637
Amount considered uncollectible (bad debt)                                             -
                                                                            ------------
Accounts Receivable (Net) at the end of the current period                  $  1,964,637
                                                                            ============


DEBTOR QUESTIONNAIRE
----------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                    YES          NO
----------------------------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the normal course of
     business this reporting period? If yes, provide an explanation below.                     No

2.   Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an
     explanation below                                                                         No

3.   Have all postpetition tax returns been timely filed? If no, provide an
     explanation below.                                                          Yes

4.   Are workers compensation and general liability and other necessary
     insurance coverages in effect? If no, provide an explanation below.         Yes


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACHED SEPARATE SCHEDULE.)
-----------
1.


2.


3.


4.





                                                                                EXHIBIT 99.5


FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2002
                                                                                -----------------
MONTHLY OPERATING REPORT
                                                                               DOCUMENT      EXPLANATION
                                                                 FORM NO.      ATTACHED        ATTACHED
                                                               ------------   -----------   -------------

REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements                    MOR 1           Attached          No
        Bank Reconciliations                                   MOR 1 (cont)    Attached          No
        Copies of bank statements                                              Available         No
        Cash disbursement journals                                             None              No
Statement of operations                                        MOR 2           Attached          No
Balance Sheet                                                  MOR 3           Attached          No
Status of Postpetition Taxes                                   MOR 4           None              No
        Copies of payment receipts                                             None              No
        Copies of tax returns filed during reporting period                    None              No
Summary of Unpaid Postpetition Debts                           MOR 4           Attached          No
        Listing of aged accounts payable                                       None              No
Accounts Receivable Reconciliation and Aging                   MOR 5           None              No
Debtor Questionnaire                                           MOR 5           Attached          No



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                         12/20/2002
----------------------------------------       ------------------------------
Signature of Authorized Individual             Date

R. Michael McEntee                             Treasurer
----------------------------------------       ------------------------------
Printed Name of Authorized Individual          Title of Authorized Individual


FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2002
                                                                                -----------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

                                        CURRENT MONTH         CUMULATIVE FILING TO DATE
                                 -------------------------    --------------------------
                                    ACTUAL      PROJECTED       ACTUAL      PROJECTED
                                 -----------  ------------    ----------  --------------

RECEIPTS
--------
A/R Collections                  $        -   $         -     $       -     $       -
Loans                                     -             -             -             -
Sale of Assets                            -             -             -             -
InterCompany Transfers                    -             -           750           750
Other                                     -             -             -             -
                                 -----------  ------------   -----------  -------------
     Total Receipts                       -             -           750           750
                                 -----------  ------------   -----------  -------------
DISBURSEMENTS
-------------
Net Payroll                               -             -             -             -
Payroll Taxes                             -             -             -             -
Accounts Payable                          -             -             -             -
Profit Sharing / Pension                  -             -             -             -
Insurance                                 -             -             -             -
Commissions                               -             -             -             -
Utilities                                 -             -             -             -
Leases / Rents                            -             -             -             -
Bank Service Charges                     18            18           189           171
Loans                                     -             -             -             -
Professional Fees-Bankruptcy              -             -             -             -
US Trustee Fees                           -             -           750           750
Court Costs                               -             -             -             -
                                 -----------  ------------   -----------  -------------
     Total disbursements                 18            18           939           921
                                 -----------  ------------   -----------  -------------

NET CASH FLOW                    $      (18)   $      (18)   $     (189)   $     (171)
-------------                    ===========  ============   ===========  =============



FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                -----------------
                                                            REPORTING PERIOD    November 30, 2002
                                                                                -----------------

BANK RECONCILIATION (MOR 1 CONTINUED)
                                          Account                        Book
Balance per Books                         Number       Account Type     Balance
                                       ------------  ---------------  ----------
   Wilmington Trust Company               2477-7626    Operational       $696

                                                                            -

                                                                            -
                                                                      ----------
                                                                         $696
                                                                      ==========

Bank reconciliations are available.



FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                -----------------
                                                            REPORTING PERIOD    November 30, 2002
                                                                                -----------------

STATEMENT OF OPERATIONS (MOR-2)

                                             Month of            CUMULATIVE
                                         November, 2002        FILING TO DATE
                                         ---------------      -----------------
Gross Sales                                $          -         $          -
Less: Defective mat'l returned                        -                    -
         Sales allowances                             -                    -
         Cash discounts                               -                    -
                                         ---------------      -----------------
            Total sales deductions                    -                    -
                                         ---------------      -----------------
         NET SALES                                    -                    -
                                         ---------------      -----------------
Cost of Sales                                         -                    -
                                         ---------------      -----------------
         GROSS PROFIT                                 -                    -
                                         ---------------      -----------------
Selling, General & Admin. Expense
    Selling expense                                   -                    -
    General & Admin. expense                         18                7,925
    Corporate Fees                                    -                 (750)
                                         ---------------      -----------------
      Total S G & A and Environ. Expense             18                7,175
                                         ---------------      -----------------

         OPERATING INCOME                           (18)              (7,175)
                                         ---------------      -----------------
OTHER INCOME (EXPENSE)
    Other Income (Expense)                            -                    -
    Interest Expense                                  -                    -
                                         ---------------      -----------------
         Other Income (Expense)                       -                    -
                                         ---------------      -----------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                            (18)              (7,175)
                                         ---------------      -----------------
REORGANIZATION ITEMS
    Professional Fees                                 -                    -
    US Trustee Quarterly Fees                         -                  750
    (Gain) Loss from sale of equipment                -                    -
    Other Reorganization Expenses                     -                    -
                                         ---------------      -----------------
         Total Reorganization Items                   -                  750
                                         ---------------      -----------------
INCOME (LOSS) BEFORE TAXES                          (18)              (7,925)

Provision for Taxes                                   -                    -
                                         ---------------      -----------------
NET INCOME (LOSS)                          $        (18)        $     (7,925)
                                         ===============      =================



FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2002
                                                                                -----------------

BALANCE SHEET (MOR-3)
                                                   11/30/02           1/15/02
                                                 -------------    --------------
ASSETS
----------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents       $        696      $        885
    Restricted cash and cash equivalents                    -                 -
    Accounts receivable - net                               -                 -
    Inventories -net                                        -                 -
    Other assets - current                                  -                 -
                                                 -------------    --------------
           TOTAL CURRENT ASSETS                           696               885
                                                 -------------    --------------
OTHER ASSETS
    Deferred income taxes                                   -                 -
    Intercompany receivable                                 -                 -
    Investment in subsidiaries                     40,554,342        40,554,342
    Other                                                   -                 -
                                                 -------------    --------------
           TOTAL OTHER ASSETS                      40,554,342        40,554,342
                                                 -------------    --------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                    -                 -
    Buildings                                               -                 -
    Machinery and equipment                                 -                 -
                                                 -------------    --------------
           Total property, plant and equipment              -                 -
    Less: Accum. depreciation and amortization              -                 -
                                                 -------------    --------------
           NET PROPERTY, PLANT AND EQUIPMENT                -                 -
                                                 -------------    --------------
TOTAL ASSETS                                     $ 40,555,038      $ 40,555,227
                                                 =============    ==============
LIABILITIES & SHAREHOLDERS' EQUITY                 11/30/02           1/15/02
----------------------------------------------   -------------    --------------
LIABILITIES (POSTPETITION)
----------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                     $ -               $ -
    Accounts payable                                        -                 -
    Accrued liabilities                                     -                 -
    Accrued income taxes                                    -                 -
    Dividends payable                                       -                 -
                                                 -------------    --------------
           TOTAL CURRENT LIABILITIES                        -                 -
                                                 -------------    --------------
LONG-TERM DEBT - SECURED                                    -                 -
                                                 -------------    --------------
OTHER LIABILITIES
    Disc. operations and environ. remediation               -                 -
    Deferred income taxes                                   -                 -
    Intercompany payable                                5,306                 -
    Long-term pension liability                             -                 -
                                                 -------------    --------------
           TOTAL OTHER LIABILITIES                      5,306                 -
                                                 -------------    --------------
TOTAL LIABILITIES (POSTPETITION)                        5,306                 -
                                                 -------------    --------------



LIABILITIES (PREPETITION)
----------------------------------------------
    Secured debt                                            -                 -
    Priority debt                                           -             1,000
    Unsecured debt                                          -                 -
    Intercompany payable                           30,857,357        30,853,927
                                                 -------------    --------------
TOTAL LIABILITIES (PREPETITION)                    30,857,357        30,854,927
                                                 -------------    --------------
TOTAL LIABILITIES                                  30,862,663        30,854,927
                                                 -------------    --------------
SHAREHOLDERS' EQUITY
    Common stock                                            -                 -
    Capital in excess of par value                          -                 -
    Equity - unearned compensation                          -                 -
    Minimum pension liability adjustment                    -                 -
    Foreign currency translation adjustment                 -                 -
    Retained earnings - prepetition                 9,700,300         9,700,300
    Retained earnings - postpetition                   (7,925)                -
                                                 -------------    --------------
           TOTAL SHAREHOLDERS' EQUITY               9,692,375         9,700,300
                                                 -------------    --------------
TOTAL LIABILITIES AND SHAREHOLDERS, EQUITY       $ 40,555,038      $ 40,555,227
                                                 =============    ==============




FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                -----------------
                                                            REPORTING PERIOD    November 30, 2002
                                                                                -----------------


SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)
----------------------------------------------------------------------------------------------------------------------
                                                                             Number of Days Past Due
                                 -------------------------------------------------------------------------------------
                                    Current      30 days      31-60 days    61-90 days    over 90 days     Total
----------------------------------------------------------------------------------------------------------------------

Accounts Payable                           0         0            0            0              0                0
Wages Payable                              0         0            0            0              0                0
Taxes Payable (Other than income)          0         0            0            0              0                0
Professional Fees                          0         0            0            0              0                0
Rent/Lease - Building                      0         0            0            0              0                0
Rent/Lease - Equipment                     0         0            0            0              0                0
Other Accrued Liabilities                  0         0            0            0              0                0
Income Taxes Payable                       0         0            0            0              0                0
Secured Debt                               0         0            0            0              0                0
Intercompany Payable                   5,306         0            0            0              0            5,306
Other LT Liabilities                       0         0            0            0              0                0
                                 --------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS              $5,306        $0           $0           $0             $0           $5,306
                                 ======================================================================================



FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                -----------------
                                                            REPORTING PERIOD    November 30, 2002
                                                                                -----------------

DEBTOR QUESTIONNAIRE (MOR-5)

----------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                  YES       NO
----------------------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the
     normal course of business this reporting period? If yes,
     provide an explanation below.                                                       X
2.   Have any funds been disbursed from any account other
     than a debtor in possession account this rexorting
     period?  If yes, provide an explanation below.                                      X
3.   Have all postpetition tax returns been timely filed? If
     no, provide an explanation below.                                         X
4.   Are workers compensation and general liability and
     other necessary insurance coverages in effect?  If no,
     provide an explanation below.                                             X


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACHED SEPARATE SCHEDULE.)
------------
1.



2.



3.



4.





                                                                                EXHIBIT 99.6

FANSTEEL SCHULZ PRODUCTS, INC.                                          CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2002
                                                                                -----------------

MONTHLY OPERATING REPORT
                                                                                   DOCUMENT        EXPLANATION
                                                                   FORM NO.        ATTACHED          ATTACHED
                                                                -------------    -------------    -------------
REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements                     MOR 1                 Yes               No
        Bank Reconciliations                                    MOR 1 (cont)       Available            No
        Copies of bank statements                                                  Available            No
        Cash disbursement journals                                                 Available            No
Statement of operations                                         MOR 2                 Yes               No
Balance Sheet                                                   MOR 3                 Yes               No
Status of Postpetition Taxes                                    MOR 4                 Yes               No
        Copies of payment receipts                                                 Available            No
        Copies of tax returns filed during reporting period                        Available            No
Summary of Unpaid Postpetition Debts                            MOR 4                 Yes               No
        Listing of aged accounts payable                                           Available            No
Accounts Receivable Reconciliation and Aging                    MOR 5                 Yes               No
Debtor Questionnaire                                            MOR 5                 Yes               No


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


\s\ R. Michael McEntee                      12/20/2002
---------------------------------------     -----------------------------------
Signature of Authorized Individual          Date

R. Michael McEntee                          Vice President
---------------------------------------     -----------------------------------
Printed Name of Authorized Individual       Title of Authorized Individual


FANSTEEL SCHULZ PRODUCTS, INC.                                          CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2002
                                                                                -----------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR 1)

                                             CURRENT MONTH                   CUMULATIVE FILING TO DATE
                                 ----------------------------------   --------------------------------------
                                     ACTUAL            PROJECTED            ACTUAL             PROJECTED
                                 ---------------   ----------------   -----------------    -----------------
RECEIPTS
--------
A/R Collections                  $     426,796     $      375,000     $     3,857,542      $     3,707,053
Loans                                        -                  -                   -                    -
Sale of Assets                               -                  -                   -                    -
InterCompany Transfers                 (63,678)                 -             388,331                6,000
Other                                        -                  -               5,191                  829

                                 --------------    ---------------    ----------------     ----------------
     Total Receipts                    363,118            375,000           4,251,064            3,713,882
                                 --------------    ---------------    ----------------     ----------------

DISBURSEMENTS
-------------

Net Payroll                             92,020           100,000             957,920              966,909
Payroll Taxes                           42,326            38,000             397,401              396,755
Accounts Payable                       196,532           200,000           2,589,998            2,022,379
Profit Sharing / Pension                     -                 -                   -                    -
Insurance                               15,515            16,000             152,870              175,321
Commissions                                  -                 -                   -                    -
Utilities                                5,526             5,000              45,012               45,771
Leases / Rents                           6,600             6,600              45,298               46,386
Bank Service Charges                         -                 -                   -                    -
Loans                                        -                 -                   -                    -
Capital Expenditures                         -                 -              10,334               10,334
Professional Fees-Bankruptcy                 -                 -                   -                    -
US Trustee Fees                              -                 -               5,250                5,000
Court Costs                                  -                 -                   -                    -

                                 --------------    ---------------    ----------------     ----------------
     Total disbursements               358,519           365,600           4,204,083            3,668,855
                                 --------------    ---------------    ----------------     ----------------


NET CASH FLOW                    $       4,599     $       9,400     $        46,980      $        45,027
-------------
                                 ==============    ===============    ================     ================



FANSTEEL SCHULZ PRODUCTS, INC.                                          CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2002
                                                                                -----------------

BANK RECONCILIATION (MOR 1 CONT)
                                               Account                                       Book
Balance per Books                              Number                Account Type          Balance
                                           --------------        -------------------    ------------
  Petty Cash                                 N/A                 Petty cash                      -

  National City Bank                         18082912            Disbursement           $    (35,062)

  National City Bank                         5300011495          Payroll                      31,653

                                                                                          -----------
                                                                                          $   (3,409)
                                                                                          ===========
Bank reconciliations are available.


FANSTEEL SCHULZ PRODUCTS, INC.                                          CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2002
                                                                                -----------------

STATEMENT OF OPERATIONS (MOR-2)

                                                        Month of            CUMULATIVE
                                                    November, 2002        FILING TO DATE
                                                   ----------------      ----------------
Gross Sales                                        $       327,505       $     4,039,054
Less: Defective mat'l returned                                   -                     -
        Sales allowances                                         -                     -
        Cash discounts                                           -                10,320
                                                   ----------------      ----------------
           Total sales deductions                                -                10,320
                                                   ----------------      ----------------

        NET SALES                                          327,505             4,028,734
                                                   ----------------      ----------------

Cost of Sales                                              300,832             3,374,488
                                                   ----------------      ----------------

        GROSS PROFIT                                        26,673               654,246
                                                   ----------------      ----------------

Selling, General & Admin. Expense
    Selling expense                                              -                     -
    General & Admin. expense                                18,818               197,410
    Corporate Fees                                          17,000               127,000
                                                   ----------------      ----------------
      Total S G & A and Environ. Expense                    35,818               324,410
                                                   ----------------      ----------------

        OPERATING INCOME                                    (9,145)              329,836
                                                   ----------------      ----------------

OTHER INCOME (EXPENSE)
    Other Income (Expense)                                    (303)                 (706)
    Interest Expense                                             -                     -
                                                   ----------------      ----------------
        Other Income (Expense)                                (303)                 (706)
                                                   ----------------      ----------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                                    (9,448)              329,130
                                                   ----------------      ----------------

REORGANIZATION ITEMS
    Professional Fees                                        5,000                89,750
    US Trustee Quarterly Fees                                    -                10,250
    (Gain) Loss from sale of equipment                           -                     -
    Other Reorganization Expenses                                -                     -
                                                   ----------------      ----------------
        Total Reorganization Items                           5,000               100,000
                                                   ----------------      ----------------

INCOME (LOSS) BEFORE TAXES                                 (14,448)              229,130

Provision for Taxes                                         (5,000)               78,000
                                                   ----------------      ----------------

NET INCOME (LOSS)                                  $        (9,448)      $       151,130
                                                   ================      ================


FANSTEEL SCHULZ PRODUCTS, INC.                                          CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2002
                                                                                -----------------

BALANCE SHEET (MOR-3)
                                                                    11/30/2002           1/15/2002
                                                                  --------------       -------------
ASSETS
------------------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents                             ($3,409)        $   (50,389)
    Restricted cash and cash equivalents                                     -                   -
    Accounts receivable - net                                          483,870             376,639
    Inventories -net                                                 1,512,768           1,145,567
    Other assets - current                                             112,449              21,786
                                                                  --------------       -------------
           TOTAL CURRENT ASSETS                                      2,105,678           1,493,603
                                                                  --------------       -------------
OTHER ASSETS
    Deferred income taxes                                                    -                   -
    Intercompany receivable                                          2,596,386           2,596,386
    Investment in subsidiaries                                               -                   -
    Other                                                                    -                   -
                                                                  --------------       -------------
           TOTAL OTHER ASSETS                                        2,596,386           2,596,386
                                                                  --------------       -------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                                     -                   -
    Buildings                                                                -                   -
    Machinery and equipment                                            569,388             559,054
                                                                  --------------       -------------
           Total property, plant and equipment                         569,388             559,054
    Less: Accum. depreciation and amortization                         302,807             253,908
                                                                  --------------       -------------
           NET PROPERTY, PLANT AND EQUIPMENT                           266,581             305,146
                                                                  --------------       -------------
TOTAL ASSETS                                                      $  4,968,645         $ 4,395,135
                                                                  ==============       =============

LIABILITIES & SHAREHOLDERS' EQUITY                                   11/30/2002           1/15/2002
-------------------------------------------------------------     --------------       -------------
LIABILITIES (POSTPETITION)
------------------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                             $          -         $         -
    Accounts payable                                                    99,687                   -
    Accrued liabilities                                                213,008                   -
    Accrued income taxes                                                78,000                   -
    Dividends payable                                                        -                   -
                                                                  --------------       -------------
           TOTAL CURRENT LIABILITIES                                   390,695                   -
                                                                  --------------       -------------
LONG-TERM DEBT - SECURED                                                     -                   -
                                                                  --------------       -------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                                -                   -
    Deferred income taxes                                                    -                   -
    Intercompany payable                                               388,331                   -
    Long-term pension liability                                              -                   -
                                                                  --------------       -------------
           TOTAL OTHER LIABILITIES                                     388,331                   -
                                                                  --------------       -------------
TOTAL LIABILITIES (POSTPETITION)                                       779,026                   -
                                                                  --------------       -------------


LIABILITIES (PREPETITION)
------------------------------------------------------------
    Secured debt                                                             -                -
    Priority debt 1                                                     31,303             348,267
    Unsecured debt                                                     238,577             278,259
    Intercompany payable                                                     -                   -
                                                                  --------------       -------------
TOTAL LIABILITIES (PREPETITION)                                        269,880             626,526
                                                                  --------------       -------------
TOTAL LIABILITIES                                                    1,048,906             626,526
                                                                  --------------       -------------
SHAREHOLDERS' EQUITY
    Common stock                                                           100                 100
    Capital in excess of par value                                   2,680,746           2,680,746
    Equity - unearned compensation                                           -                   -
    Minimum pension liability adjustment                                     -                   -
    Foreign currency translation adjustment                                  -                   -
    Retained earnings - prepetition                                  1,087,763           1,087,763
    Retained earnings - postpetition                                   151,130                   -
                                                                  --------------       -------------
           TOTAL SHAREHOLDERS' EQUITY                                3,919,739           3,768,609
                                                                  --------------       -------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                         $ 4,968,645         $ 4,395,135
                                                                  ==============       =============


1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.


FANSTEEL SCHULZ PRODUCTS, INC.                                          CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2002
                                                                                -----------------

STATUS OF POST PETITION TAXES (MOR-4)
--------------------------------------------------------------------------------------------------------
                                                                                          Tax Liability
                                           Beginning     Amt. Withheld       Amount         at end of
FEDERAL TAXES:                           Tax Liability   or Amt of Tax        Paid        Current Month
--------------------------------------------------------------------------------------------------------
Withholding                                 23,454           14,896         14,681            23,669
FICA-Employee                                  834           10,212         10,016             1,030
FICA-Employer                                  834           10,212         10,016             1,030
Unemployment                                 2,110              117              0             2,227
Income Tax                                  83,000           (5,000)             0            78,000
Foreign Income Tax                               0                0              0                 0
Other:                                           0                0              0                 0
                                        ----------------------------------------------------------------
   TOTAL FEDERAL TAXES                    $110,232          $30,437        $34,713          $105,956
                                        ----------------------------------------------------------------
STATE AND LOCAL TAXES:
----------------------
Withholding                                   (612)           5,434          7,613            (2,791)
Unemployment                                13,931              635              0            14,566
Sales                                            0                0              0                 0
Income Tax                                       0                0              0                 0
Real Property                                    0                0              0                 0
Personal Property                            2,100           (1,111)             0               989
Other: Describe                                  0                0              0                 0
                                        ----------------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES              $15,419           $4,958        $ 7,613           $12,764
                                        ----------------------------------------------------------------
                                        ----------------------------------------------------------------
TOTAL POST PETITION TAXES                 $125,651          $35,395        $42,326          $118,720
                                        ================================================================




SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          Number of Days Past Due
                                       --------------------------------------------------------------------------------------------
                                          Current         30 days       31-60 days        61-90 days     over 90 days         Total
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                           99,687             0             0                  0               0             99,687
Wages Payable                             138,911             0             0                  0               0            139,911
Taxes Payable (Other than income)          40,720             0             0                  0               0             40,720
Professional Fees                               0             0             0                  0               0                  0
Rent/Lease - Building                           0             0             0                  0               0                  0
Rent/Lease - Equipment                          0             0             0                  0               0                  0
Other Accrued Liabilities                  32 377             0             0                  0               0             32,377
Income Taxes Payable                       78,000             0             0                  0               0             78,000
Secured Debt                                    0             0             0                  0               0                  0
Intercompany Payable                      388,331             0             0                  0               0            388,331
Other LT Liabilities                            0             0             0                  0               0                  0
                                       --------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS                 $779,026            $0            $0                 $0              $0           $779,026
                                       ============================================================================================


FANSTEEL SCHULZ PRODUCTS, INC.                                          CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2002
                                                                                -----------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)
---------------------------------------------------------------------------------------
                                              Dates           Amount         Check Nos.
Description of Tax                            Paid             Paid           or EFT
---------------------------------------------------------------------------------------
Federal Employee Inc. Tax W/H               11/05/02           3,392            EFT
Federal Employee Inc. Tax W/H               11/12/02           3,710            EFT
Federal Employee Inc. Tax W/H               11/19/02           3,925            EFT
Federal Employee Inc. Tax W/H               11/26/02           3,654            EFT
FICA-Employee & Employer                    11/05/02           3,912            EFT
FICA-Employee & Employer                    11/12/02           4,075            EFT
FICA-Employee & Employer                    11/19/02           4,209            EFT
FICA-Employee & Employer                    11/26/02           4,039            EFT
Withheld Medicare-EE & ER                   11/05/02             915            EFT
Withheld Medicare-EE & ER                   11/12/02             953            EFT
Withheld Medicare-EE & ER                   11/19/02             984            EFT
Withheld Medicare-EE & ER                   11/26/02             945            EFT
State Employee Inc Tax W/H                  11/15/02           6,444           8695
SDI                                         11/15/02           1,169           8695















                                                           ----------
TOTAL POST PETITION TAXES PAID                               $42,326
                                                           ==========


FANSTEEL SCHULZ PRODUCTS, INC.                                          CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2002
                                                                                -----------------

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

----------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
----------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period                 $584,915
PLUS Amounts billed during the period                                               327,505
LESS Amounts collected during the period                                            426,796
                                                                               -------------
Total Accounts Receivable at the end of the reporting period                   $    485,624
                                                                               =============


----------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
----------------------------------------------------------------------------------------------
0-30 days old                                                                       336,396
31-60 days old                                                                      147,582
61-90 days old                                                                          764
91+ days old                                                                            882
                                                                               -------------
Total Accounts Receivable                                                           465,624
Amount considered uncollectible (bad debt)                                            4,000
                                                                               -------------
Accounts Receivable (Net) at the end of the current period                         $481,624
                                                                               =============




DEBTOR QUESTIONNAIRE

-------------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                         YES      NO
-------------------------------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the normal course of
     business this reporting period? If yes, provide an explanation below.                      X
2.   Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation
     below                                                                                      X
3.   Have all postpetition tax returns been timely filed? If no, provide an
     explanation below.                                                                X
4.   Are workers compensation and general liability and other necessary
     insurance coverages in effect? If no, provide an explanation below.               X



EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACHED SEPARATE SCHEDULE.)
------------
1.




2.



3.



4.


                                                                                EXHIBIT 99.7


PHOENIX AEROSPACE CORP.                                                 CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2002
                                                                                -----------------

MONTHLY OPERATING REPORT

                                                                        DOCUMENT     EXPLANATION
                                                         FORM NO.       ATTACHED       ATTACHED
                                                        ----------     ----------    ------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements               MOR 1          None            No
    Bank Reconciliations                                  MOR 1 (cont)   None            No
    Copies of bank statements                                            None            No
    Cash disbursement journals                                           None            No
Statement of operations                                   MOR 2          Attached        No
Balance Sheet                                             MOR 3          Attached        No
Status of Postpetition Taxes                              MOR 4          None            No
    Copies of payment receipts                                           None            No
    Copies of tax returns filed during reporting period                  None            No
Summary of Unpaid Postpetition Debts                      MOR 4          None            No
        Listing of aged accounts payable                                 None            No
Accounts Receivable Reconciliation and Aging              MOR 5          None            No
Debtor Questionnaire                                      MOR 5          Attached        No


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

  /s/ R. Michael McEntee                         12/20/2002
--------------------------------------------     -------------------------------
Signature of Authorized Individual               Date


R. Michael McEntee                               Treasurer
--------------------------------------------     -------------------------------
Printed Name of Authorized Individual            Title of Authorized Individual


PHOENIX AEROSPACE CORP.                                                 CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2002
                                                                                -----------------

STATEMENT OF OPERATIONS (MOR-2)

                                                Month of         CUMULATIVE
                                             NOVEMBER, 2002     FILING TO DATE
                                             --------------    ----------------

Gross Sales                                    $        -         $         -
Less: Defective mat'l returned                          -                   -
        Sales allowances                                -                   -
        Cash discounts                                  -                   -
           Total sales deductions             -----------       --------------
                                                        -                   -
                                              -----------       --------------

        NET SALES                                       -                   -
                                              -----------       --------------

Cost of Sales                                     (5,444)             (57,162)
                                              -----------       --------------

        GROSS PROFIT                               5,444               57,162
                                              -----------       --------------

Selling, General & Admin. Expense
    Selling expense                                     -                   -
    General & Admin. expense                            -                   -
    Corporate Fees                                      -                (750)
                                              -----------       --------------
      Total S G & A and Environ. Expense                -                (750)
                                              -----------       --------------

        OPERATING INCOME                           5,444               57,912
                                              -----------       --------------
OTHER INCOME (EXPENSE)
    Other Income (Expense)                              -                   -
    Interest Expense                                    -                   -
                                              -----------       --------------
       Other Income (Expense)                           -                   -
                                              -----------       --------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                           5,444               57,912
                                              -----------       --------------

REORGANIZATION ITEMS
    Professional Fees                                   -                   -
    US Trustee Quarterly Fees                           -                 750
    (Gain) Loss from sale of equipment                  -                   -
    Other Reorganization Expenses                       -                   -
                                              -----------       --------------
        Total Reorganization Items                      -                 750
                                              -----------       --------------

INCOME (LOSS) BEFORE TAXES                         5,444               57,162

Provision for Taxes                                     -                   -
                                              -----------       --------------

NET INCOME (LOSS)                              $    5,444        $     57,162
                                              ===========       ==============




PHOENIX AEROSPACE CORP.                                                 CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2002
                                                                                -----------------

BALANCE SHEET (MOR-3)

                                                   11/30/02         1/15/02
                                                 ------------     ------------
ASSETS
------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents     $          -       $          -
    Restricted cash and cash equivalents                  -                  -
    Accounts receivable - net                             -                  -
    Inventories -net                                      -                  -
    Other assets - current                                -                  -
                                               -------------      -------------
           TOTAL CURRENT ASSETS                           -                  -
                                               -------------      -------------
OTHER ASSETS
    Deferred income taxes                                 -                  -
    Intercompany receivable                         534,000            471,000
    Investment in subsidiaries                            -                  -
    Other                                                 -                  -
                                               -------------      -------------
           TOTAL OTHER ASSETS                       534,000            471,000
                                               -------------      -------------

PROPERTY, PLANT AND EQUIPMENT
    Land                                            465,000            465,000
    Buildings                                       260,000            260,000
    Machinery and equipment                               -                  -
                                               -------------      -------------
           Total property, plant and equipment      725,000            725,000
    Less: Accum. depreciation and amortization       49,729             43,891
                                               -------------      -------------
           NET PROPERTY, PLANT AND EQUIPMENT        675,271            681,109
                                               -------------      -------------
TOTAL ASSETS                                   $  1,209,271       $  1,152,109
                                               =============      =============

LIABILITIES & SHAREHOLDERS' EQUITY                 11/30/02         1/15/02
------------------------------------------       ------------     ------------
LIABILITIES (POSTPETITION)
------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt          $          -       $          -
    Accounts payable                                      -                  -
    Accrued liabilities                                   -                  -
    Accrued income taxes                                  -                  -
    Dividends payable                                     -                  -
                                               -------------      -------------
           TOTAL CURRENT LIABILITIES                      -                  -
                                               -------------      -------------
LONG-TERM DEBT - SECURED                                  -                  -
                                               -------------      -------------
OTHER LIABILITIES
    Disc. operations and environ. remediation             -                  -
    Deferred income taxes                                 -                  -
    Intercompany payable                                  -                  -
    Long-term pension liability                           -                  -
                                               -------------      -------------
           TOTAL OTHER LIABILITIES                        -                  -
                                               -------------      -------------
TOTAL LIABILITIES (POSTPETITION)                          -                  -
                                               -------------      -------------



LIABILITIES (PREPETITION)
------------------------------------------
    Secured debt                                          -                  -
    Priority debt                                         -                  -
    Unsecured debt                                        -                  -
    Intercompany payable                                  -                  -
                                               -------------      -------------
TOTAL LIABILITIES (PREPETITION)                           -                  -
                                               -------------      -------------
TOTAL LIABILITIES                                         -                  -
                                               -------------      -------------

SHAREHOLDERS' EQUITY
    Common stock                                          -                  -
    Capital in excess of par value                  725,000            725,000
    Equity - unearned compensation                        -                  -
    Minimum pension liability adjustment                  -                  -
    Foreign currency translation adjustment               -                  -
    Retained earnings - prepetition                 427,109            427,109
    Retained earnings - postpetition                 57,162                  -
                                               -------------      -------------
           TOTAL SHAREHOLDERS' EQUITY             1,209,271          1,152,109
                                               -------------      -------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY     $  1,209,271       $  1,152,109
                                               =============      =============



PHOENIX AEROSPACE CORP.                                                 CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2002
                                                                                -----------------

DEBTOR QUESTIONNAIRE

--------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                          YES             NO
--------------------------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside
   the normal course of business this reporting
   period? If yes, provide an explanation below.                                        X
2. Have any funds been disbursed from any account other
   than a debtor in possession account this reporting
   period? If yes, provide an explanation below.                                        X
3. Have all postpetition tax returns been timely
   filed? If no, provide an explanation below.                           X
4. Are workers compensation and general liability
   and other necessary insurance coverages in effect?
   If no, provide an explanation below.                                  X


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACHED SEPARATE SCHEDULE.)
-------------
1.



2.



3.



4.


                                                                                EXHIBIT 99.8

WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2002
                                                                                -----------------

MONTHLY OPERATING REPORT
                                                                             DOCUMENT        EXPLANATION
                                                            FORM NO.         ATTACHED         ATTACHED
                                                           ---------        ----------      --------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements                  MOR 1              Yes              No
    Bank Reconciliations                                     MOR 1 (cont)    Available           No
    Copies of bank statements                                                Available           No
    Cash disbursement journals                                               Available           No
Statement of operations                                      MOR 2              Yes              No
Balance Sheet                                                MOR 3              Yes              No
Status of Postpetition Taxes                                 MOR 4              Yes              No
    Copies of payment receipts                                               Available           No
    Copies of tax returns filed during reporting period                      Available           No
Summary of Unpaid Postpetition Debts                         MOR 4              Yes              No
    Listing of aged accounts payable                                         Available           No
Accounts Receivable Reconciliation and Aging                 MOR 5              Yes              No
Debtor Questionnaire                                         MOR 5              Yes              No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                        12/20/2002
---------------------------------------       ----------------------------------
Signature of Authorized Individual            Date


R. Michael McEntee                            Vice President
---------------------------------------       ----------------------------------
Printed Name of Authorized Individual         Title of Authorized Individual




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2002
                                                                                -----------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                              CURRENT MONTH                    CUMULATIVE FILING TO DATE
                                       -----------------------------        ------------------------------
                                          ACTUAL        PROJECTED             ACTUAL          PROJECTED
                                       ------------   --------------        ------------    --------------
RECEIPTS
--------
A/R Collections                        $    941,741     $    873,500        $11,766,194     $   11,734,026
Loans                                             -                -                  -                  -
Sale of Assets                                    -                -                  -                  -
InterCompany                                106,667                -            183,415           (360,000)
Other                                         6,772                -             22,454              1,176
                                       ------------     ------------        -----------     --------------
     Total Receipts                       1,055,180          873,500         11,972,063         11,375,202
                                       ------------     ------------        -----------     --------------
DISBURSEMENTS
-------------

Net Payroll                                 235,820          212,000          2,788,782          2,849,193
Payroll Taxes                               104,427           84,000          1,421,731          1,248,904
Accounts Payable                            721,587          547,000          6,518,429          5,836,062
Profit Sharing / Pension                     28,411           22,000            274,458            217,985
Insurance                                    67,431           50,000            621,045            532,343
Commissions                                  32,904           36,000            488,757            531,468
Utilities                                    11,895            9,000            128,565            128,498
Leases/Rents                                  3,330            3,000             38,642             48,000
Bank Service Charges                              -                -                  -                  -
Loans                                             -                -              4,358                  -
Professional Fees-Bankruptcy                      -                -                  -                  -
US Trustee Fees                                   -                -                  -                  -
Court Costs                                       -                -              8,250              8,000
                                       ------------     ------------        -----------     --------------
     Total disbursements                  1,205,805          963,000         12,293,018         11,400,453
                                       ------------     ------------        -----------     --------------
NET CASH FLOW                          $   (150,625)    $    (89,500)       $  (320,955)    $      (25,251)
-------------                          ============     ============        ===========     ==============




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2002
                                                                                -----------------

BANK RECONCILIATION (MOR 1 CONTINUED)

                                      Account                           Book
Balance per Books                     Number        Account Type       Balance
                                    ----------   -----------------   -----------
  US Bank                       1 964 5603 899   Payroll - Hourly    $      100

  US Bank                       1 964 5603 800   Payroll - Salaried         838

  Petty Cash                                     Petty Cash                 598

  National City                 884096836        Disbursement-AP       (299,226)

                                                                              -

                                                                              -
                                                                     -----------
                                                                     $ (297,690)
                                                                     ===========

Bank reconciliations are available.




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2002
                                                                                -----------------

STATEMENT OF OPERATIONS (MOR-2)

                                              Month of           CUMULATIVE
                                            November 2002      FILING TO DATE
                                            --------------   -------------------

Gross Sales                                  $   912,442      $ 11,885,880
Less: Defective mat'l returned                     1,303           (85,105)
      Sales allowances                             4,048           468,120
      Cash discounts                              10,938           114,175
                                             ------------     -------------
       Total sales deductions                     16,289            497,190
                                             ------------     -------------

      NET SALES                                  896,153         11,388,690
                                             ------------     -------------

Cost of Sales                                    754,489          9,451,510
                                             ------------     -------------

     GROSS PROFIT                                141,664          1,937,180
                                             ------------     -------------
Selling, General & Admin. Expense
  Selling expense                                 58,347            610,284
  General & Admin. expense                        52,621            691,060
  Corporate Fees                                  50,000            442,000
                                             ------------     -------------
   Total S G & A and Environ. Expense            160,968          1,743,344
                                             ------------     -------------

     OPERATING INCOME                            (19,304)           193,836
                                             ------------     -------------
OTHER INCOME (EXPENSE)
  Other Income (Expense)                               -             (6,549)
  Interest Expense                                     -                  -
                                             ------------     -------------
   Other Income (Expense)                              -             (6,549)
                                             ------------     -------------
INCOME (LOSS) BEFORE
 REORGANIZATION ITEMS                            (19,304)           187,287
                                             ------------     -------------

REORGANIZATION ITEMS
 Professional Fees                                25,000            313,750
 US Trustee Quarterly Fees                             -             16,250
 (Gain) Loss from sale of equipment                    -                  -
 Other Reorganization Expenses                         -                  -
                                             ------------     -------------
  Total Reorganization Items                      25,000            330,000
                                             ------------     -------------

INCOME (LOSS) BEFORE TAXES                       (44,304)          (142,713)

Provision for Taxes                              (14,000)           (41,000)
                                             ------------     -------------

NET INCOME (LOSS)                            $   (30,304)     $    (101,713)
                                             ============     =============




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2002
                                                                                -----------------

BALANCE SHEET (MOR-3)
                                                    11/30/02           1/15/02
                                                  -----------        -----------
ASSETS
------------------------------------------
CURRENT ASSETS
  Unrestricted cash and cash equivalents            ($297,690)       $   23,265
  Restricted cash and cash equivalents              -                 -
  Accounts receivable - net                         1,142,470         1,161,243
  Inventories - net                                 2,167,625         1,498,330
  Other assets - current                             645,711           469,960
                                               -------------      -------------
        TOTAL CURRENT ASSETS                       3,658,116         3,152,798
                                               -------------      -------------

OTHER ASSETS
  Deferred income taxes                                    -            36,697
  Intercompany receivable                          9,498,824         9,366,952
  Investment in subsidiaries                               -                 -
    Other                                                  -                 -
                                               -------------      -------------
        TOTAL OTHER ASSETS                         9,498,824         9,403,649
                                               -------------      -------------
PROPERTY, PLANT AND EQUIPMENT
  Land                                                40,211            40,211
  Buildings                                        1,261,154         1,261,154
  Machinery and equipment                          4,193,980         4,195,650
                                               -------------      -------------
        Total property, plant and equipment        5,495,345         5,497,015
  Less: Accum. depreciation and amortization       3,749,484         3,573,615
                                               -------------      -------------
        NET PROPERTY, PLANT AND EQUIPMENT          1,745,861         1,923,400
                                               -------------      -------------
TOTAL ASSETS                                    $ 14,902,801      $ 14,479,847
                                               =============      =============

LIABILITIES & SHAREHOLDERS' EQUITY                11/30/02            1/15/02
------------------------------------------       ----------         -----------
LIABILITIES (POSTPETITION)
------------------------------------------
CURRENT LIABILITIES
  Current portion of long-term debt             $          -      $          -
  Accounts payable                                   363,380                 -
  Accrued liabilities                                457,243                 -
  Accrued income taxes                                     -                 -
  Dividends payable                                        -                 -
                                               -------------      -------------
        TOTAL CURRENT LIABILITIES                    820,623                 -
                                               -------------      -------------
LONG-TERM DEBT - SECURED                                   -                 -
                                               -------------      -------------
OTHER LIABILITIES
  Disc. operations and environ. remediation                -                 -
  Deferred income taxes                               32,782                 -
  Intercompany payable                               315,287                 -
  Long-term pension liability                              -                 -
                                               -------------      -------------
        TOTAL OTHER LIABILITIES                      348,069                 -
                                               -------------      -------------
TOTAL LIABILITIES (POSTPETITION)                   1,168,692                 -
                                               -------------      -------------



LIABILITIES (PREPETITION)
------------------------------------------
  Secured debt                                             -                 -
  Priority debt 1                                          -           320,225
  Unsecured debt                                     595,520           919,320
  Intercompany payable                                     -                 -
                                               -------------      -------------
TOTAL LIABILITIES (PREPETITION)                      595,520         1,239,545
                                               -------------      -------------
TOTAL LIABILITIES                                  1,764,212         1,239,545
                                               -------------      -------------

SHAREHOLDERS' EQUITY
  Common stock                                         1,000             1,000
  Capital in excess of par value                   2,951,859         2,951,859
  Equity - unearned compensation                           -                 -
  Minimum pension liability adjustment                     -                 -
  Foreign currency translation adjustment                  -                 -
  Retained earnings - prepetition                 10,287,443        10,287,443
  Retained earnings - postpetition                  (101,713)                -
                                               -------------      --------------
        TOTAL SHAREHOLDERS' EQUITY                13,138,589        13,240,302
                                               -------------      --------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY      $ 14,902,801      $ 14,479,847
                                               =============      ==============

1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.



WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2002
                                                                                -----------------

STATUS OF POST PETITION TAXES (MOR-4)
---------------------------------------------------------------------------------------------
                                                                               Tax Liability
                              Beginning     Amt. Withheld       Amount           at end of
FEDERAL TAXES:             Tax Liability    or Amt of Tax        Paid          Current Month
---------------------------------------------------------------------------------------------
Withholding                           0           36,086         36,086                  0
FICA-Employee                         0           25,846         25,846                  0
FICA-Employer                         0           26,262         26,228                 34
Unemployment                          0              208            208                  0
Income Tax                       36,999          (14,000)             0             22,999
Foreign Income Tax                    0                0              0                  0
Other:                                0                0              0                  0
                           ------------------------------------------------------------------
 TOTAL FEDERAL TAXES            $36,999          $74,402        $88,368            $23,033
                           ------------------------------------------------------------------

STATE AND LOCAL TAXES:
----------------------
Withholding                           0           15,534         15,534                  0
Unemployment                          0              525            525                  0
Sales                                75               21              0                 96
Income Tax                        9,783                0              0              9,783
Real Property                    41,931            4,501              0             46,432
Personal Property                     0                0              0                  0
Other: Describe                       0                0              0                  0
                              -------------------------------------------------------------
 TOTAL STATE AND LOCAL TAXES    $51,789          $20,581        $16,059            $56,311
                              -------------------------------------------------------------
                              -------------------------------------------------------------
TOTAL POST PETITION TAXES       $88,788          $94,983       $104,427            $79,344
                              =============================================================



SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Number of Days Past Due
                                   -------------------------------------------------------------------------------------------------
                                        Current     30 days       31-60 days    61-90 days        over 90 days            Total
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                     363,380                0              0             0                     0            363,380
Wages Payable                        302,072                0              0             0                     0            302,072
Taxes Payable (Other than income)     46,562                0              0             0                     0             46,562
Professional Fees                          0                0              0             0                     0                  0
Rent/Lease - Building                      0                0              0             0                     0                  0
Rent/Lease - Equipment                     0                0              0             0                     0                  0
Other Accrued Liabilities            108,609                0              0             0                     0            108,609
Income Taxes Payable                  32,782                0              0             0                     0             32,782
Secured Debt                               0                0              0             0                     0                  0
Intercompany Payable                 315,287                0              0             0                     0            315,287
Other LT Liabilities                       0                0              0             0                     0                  0
                                   ------------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS          $1,168,692               $0             $0            $0                    $0         $1,168,692
                                   ================================================================================================





WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2002
                                                                                -----------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)
--------------------------------------------------------------------------------
                                       Dates          Amount          Check Nos.
Description of Tax                      Paid           Paid            or EFT
--------------------------------------------------------------------------------
FWT                                    Weekly        36,086              EFT
FICA-EE                                Weekly        25,846              EFT
FICA-ER                                Weekly        26,228              EFT
FUI                                    Weekly           208              EFT
SWT-IA                                 Weekly        15,014              EFT
SUI-SC                                 Weekly            25              EFT
SWT-SC                                 Weekly           123              EFT
SUI-IA                                 Weekly           500              EFT
SWT-IL                                 Weekly           397              EFT
Real Property Tax-IA

























                                                   --------
TOTAL POST PETITION TAXES PAID                     $104,427
                                                   ========




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2002
                                                                                -----------------

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

-------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
-------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period  $1,199,712
PLUS Amounts billed during the period                                  901,409
LESS Amounts collected during the period                               941,741
                                                                    ------------
Total Accounts Receivable at the end of the reporting period        $1,159,380
                                                                    ============



-------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
-------------------------------------------------------------------------------
0-30 days old                                                          770,695
31-60 days old                                                         215,777
61-90 days old                                                          57,646
91+ days old                                                           115,262
                                                                 ---------------
Total Accounts Receivable                                            1,159,380
Amount considered uncollectible (bad debt)                              54,682
                                                                 ---------------
Accounts Receivable (Net) at the end of the current period          $1,104,698
                                                                 ===============



DEBTOR QUESTIONNAIRE

-------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                           YES             NO
-------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside
   the normal course of business this reporting
   period? If yes, provide an explanation below.                        NO
2. Have any funds been disbursed from any account other
   than a debtor in possession account this reporting
   period? If yes, provide an explanation below                         NO
3. Have all postpetition tax returns been timely
   filed? If no, provide an explanation below.             YES
4. Are workers compensation and general liability
   and other necessary insurance coverages in effect?
   If no, provide an explanation below.                    YES


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACHED SEPARATE SCHEDULE.)
-------------
1.



2.



3.



4.




                                                                                EXHIBIT 99.9

WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2002
                                                                                -----------------

MONTHLY OPERATING REPORT
                                                                               DOCUMENT       EXPLANATION
                                                              FORM NO.         ATTACHED         ATTACHED
                                                            --------------    -----------    -------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements                     MOR 1              Yes            No
        Bank Reconciliations                                    MOR 1 (cont)    Available         No
        Copies of bank statements                                               Available         No
        Cash disbursement journals                                              Available         No
Statement of operations                                         MOR 2              Yes            No
Balance Sheet                                                   MOR 3              Yes            No
Status of Postpetition Taxes                                    MOR 4              Yes            No
        Copies of payment receipts                                              Available         No
        Copies of tax returns filed during reporting period                     Available         No
Summary of Unpaid Postpetition Debts                            MOR 4              Yes            No
        Listing of aged accounts payable                                        Available         No
Accounts Receivable Reconciliation and Aging                    MOR 5              Yes            No
Debtor Questionnaire                                            MOR 5              Yes            No


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                      12/20/2002
---------------------------------------     -----------------------------------
Signature of Authorized Individual          Date

R. Michael McEntee                          Vice President
---------------------------------------     -----------------------------------
Printed Name of Authorized Individual       Title of Authorized Individual


WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2002
                                                                                -----------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                          CURRENT MONTH                 CUMULATIVE FILING TO DATE
                                 -------------------------------    ---------------------------------
                                      ACTUAL         PROJECTED          ACTUAL          PROJECTED
                                 -------------     -------------    -------------    ----------------
RECEIPTS
--------
A/R Collections                   $  1,989,529      $  1,850,333     $ 22,957,110     $  24,288,690
Loans                                        -                 -                -                 -
Sale of Assets                               -                 -                -                 -
InterCompany Transfer                 (516,320)                -       (2,091,791)         (381,580)
Other                                    4,152                 -           11,044                 -
                                 -------------     -------------     ------------     -------------
     Total Receipts                  1,477,361         1,850,333       20,876,363        23,907,110
                                 -------------     -------------     ------------     -------------
DISBURSEMENTS
-------------
Net Payroll                            339,718           357,357        4,755,098         4,885,663
Payroll Taxes                          163,816           167,134        2,433,040         2,624,915
Accounts Payable                     1,179,831           973,626       11,250,293         9,974,348
Profit Sharing / Pension                18,274            30,000          255,364         1,804,017
Insurance                              130,845           159,706        1,877,813         1,773,436
Commissions                             24,203            30,000          450,946           722,690
Utilities                               49,936            71,112          515,965           585,046
Leases / Rents                          35,678            43,075          259,879           351,836
Bank Service Charges                         -                 -                -                 -
Loans                                        -                 -                -            74,620
Professional Fees-Bankruptcy                 -                 -                -                 -
US Trustee Fees                              -                 -                -                 -
Court Costs                                  -                 -           10,250            10,000
                                 -------------     -------------     ------------     -------------
     Total disbursements             1,942,301         1,832,010       21,808,647        22,626,571
                                 -------------     -------------     ------------     -------------
NET CASH FLOW                      $  (464,940)       $   18,323      $  (932,283)   $    1,280,539
-------------                    =============    ==============     ============    ==============



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2002
                                                                                -----------------

BANK RECONCILIATION (MOR 1 CONTINUED)
                                            Account                        Book
Balance per Books                           Number       Account Type    Balance
                                         ------------  ---------------  ----------
  Petty Cash                                  N/A      Petty cash       $    1,000

  Iowa State Savings Bank                  18082912    Payroll              11,232

   National City Bank                      884096828   Disbursement       (689,670)

                                                                                 -

                                                                        ----------
                                                                        $ (677,438)
                                                                        ==========

Bank reconciliations are available.



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2002
                                                                                -----------------

STATEMENT OF OPERATIONS (MOR-2)

                                               MONTH OF           CUMULATIVE
                                            NOVEMBER, 2002      FILING TO DATE
                                            --------------     ----------------

Gross Sales                                   $ 1,415,523        $23,926,242
Less: Defective mat'l returned                          -                  -
        Sales allowances                           14,594            771,930
        Cash discounts                              2,315             37,643
                                             ------------        -----------
           Total sales deductions                  16,909            809,573
                                             ------------        -----------

        NET SALES                               1,398,614         23,116,669
                                             ------------        -----------
Cost of Sales                                   1,362,965         21,543,549
                                             ------------        -----------
        GROSS PROFIT                               35,649          1,573,120
                                             ------------        -----------

Selling, General & Admin. Expense
    Selling expense                                41,949            672,178
    General & Admin. expense                       61,342            544,903
    Corporate Fees                                 93,000            875,000
                                             ------------        -----------
      Total S G & A and Environ. Expense          196,291          2,092,081
                                             ------------        -----------
        OPERATING INCOME                         (160,642)          (518,961)
                                             ------------        -----------
OTHER INCOME (EXPENSE)
    Other Income (Expense)                              -                100
    Interest Expense                                    -                  -
                                             ------------        -----------
        Other Income (Expense)                          -                100
                                             ------------        -----------
INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                         (160,642)          (518,861)
                                             ------------        -----------
REORGANIZATION ITEMS
    Professional Fees                              56,000            639,750
    US Trustee Quarterly Fees                           -             20,250
    (Gain) Loss from sale of equipment                  -                  -
    Other Reorganization Expenses                       -                  -
                                             ------------        -----------
        Total Reorganization Items                 56,000            660,000
                                             ------------        -----------
INCOME (LOSS) BEFORE TAXES                       (216,642)        (1,178,861)

Provision for Taxes                               (73,000)          (392,000)
                                             ------------        -----------
NET INCOME (LOSS)                            $   (143,642)      $   (786,861)
                                             ============       ============



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2002
                                                                                -----------------

BALANCE SHEET (MOR-3)
                                                        11/30/02         1/15/02
ASSETS                                               --------------   --------------
--------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents               ($677,438)      $  254,845
    Restricted cash and cash equivalents                         -                -
    Accounts receivable - net                            3,182,135        2,712,548
    Inventories -net                                     3,831,959        6,262,631
    Other assets - current                                 312,303          227,047
                                                     -------------    -------------
           TOTAL CURRENT ASSETS                          6,648,959        9,457,071
                                                     -------------    -------------
OTHER ASSETS
    Deferred income taxes                                  327,802          919,242
    Intercompany receivable                             15,672,724       13,580,933
    Investment in subsidiaries                                   -                -
    Other                                                      563              563
                                                     -------------    -------------
           TOTAL OTHER ASSETS                           16,001,089       14,500,738
                                                     -------------    -------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                   233,419          233,419
    Buildings                                            3,931,795        3,931,795
    Machinery and equipment                              9,950,574        9,944,774
                                                     -------------    -------------
           Total property, plant and equipment          14,115,788       14,109,988
    Less: Accum. depreciation and amortization          12,521,097       12,262,052
                                                     -------------    -------------
           NET PROPERTY, PLANT AND EQUIPMENT             1,594,691        1,847,936
                                                     -------------    -------------
TOTAL ASSETS                                          $ 24,244,739     $ 25,805,745
                                                     =============    =============

LIABILITIES & SHAREHOLDERS' EQUITY                      11/30/02         1/15/02
--------------------------------------------------   --------------   -------------
LIABILITIES (POSTPETITION)
--------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                 $          -     $          -
    Accounts payable                                       332,914                -
    Accrued liabilities                                  1,620,534                -
    Accrued income taxes                                         -                -
    Dividends payable                                            -                -
                                                     -------------    -------------
           TOTAL CURRENT LIABILITIES                     1,953,448                -
                                                     -------------    -------------
           LONG-TERM DEBT - SECURED                              -                -
                                                     -------------    -------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                    -                -
    Deferred income taxes                                        -                -
    Intercompany payable                                         -                -
    Long-term pension liability                                  -                -
                                                     -------------    -------------
           TOTAL OTHER LIABILITIES                               -                -
                                                     -------------    -------------
TOTAL LIABILITIES (POSTPETITION)                         1,953,448                -
                                                     -------------    -------------



LIABILITIES (PREPETITION)
--------------------------------------------------
    Secured debt                                                 -                -
    Priority debt 1                                              -        1,814,744
    Unsecured debt                                       2,756,004        3,668,853
    Intercompany payable                                         -                -
                                                     -------------    -------------
TOTAL LIABILITIES (PREPETITION)                          2,756,004        5,483,597
                                                     -------------    -------------
TOTAL LIABILITIES                                        4,709,452        5,483,597
                                                     -------------    -------------
SHAREHOLDERS' EQUITY
    Common stock                                             1,000            1,000
    Capital in excess of par value                      15,939,486       15,939,486
    Equity - unearned compensation                               -                -
    Minimum pension liability adjustment                         -                -
    Foreign currency translation adjustment                      -                -
    Retained earnings - prepetition                      4,381,662        4,381,662
    Retained earnings - postpetition                      (786,861)               -
                                                     -------------    -------------
           TOTAL SHAREHOLDERS' EQUITY                   19,535,287       20,322,148
                                                     -------------    -------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY            $ 24,244,739     $ 25,805,745
                                                     =============    =============


  1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2002
                                                                                -----------------

STATUS OF POST PETITION TAXES (MOR-4)

-----------------------------------------------------------------------------------------------
                                                                              Tax Liability
                                    Beginning     Amt. Withheld     Amount      at end of
FEDERAL TAXES:                    Tax Liability   or Amt of Tax      Paid     Current Month
-----------------------------------------------------------------------------------------------
Withholding                           4,254           69,297       58,610           14,941
FICA-Employee                         1,952           44,689       39,362            7,279
FICA-Employer                         1,952           44,689       39,362            7,279
Unemployment                             33               19            0               52
Income Tax                                0                0            0                0
Foreign Income Tax                        0                0            0                0
Other:                                    0                0            0                0
                                 --------------------------------------------------------------
   TOTAL FEDERAL TAXES               $8,190         $158,693     $137,333          $29,550
                                 --------------------------------------------------------------
STATE AND LOCAL TAXES:
---------------------
Withholding                          13,221           27,919       26,483           15,657
Unemployment                          2,075             (428)           0            1,647
Sales                                     0                0            0                0
Income Tax                                0                0            0                0
Real Property                        35,990           28,970            0           64,960
Personal Property                         0                0            0                0
Other: Describe                           0                0            0                0
                                 --------------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES       $51,286          $56,461      $26,483          $81,264
                                 --------------------------------------------------------------
                                 --------------------------------------------------------------
TOTAL POST PETITION TAXES           $59,476         $215,154     $163,816         $110,814
                                 ==============================================================




SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)
---------------------------------------------------------------------------------------------------------------
                                                  Number of Days Past Due
                              ---------------------------------------------------------------------------------
                                    Current   30 days    31-60 days   61-90 days     over 90 days    Total
---------------------------------------------------------------------------------------------------------------
Accounts Payable                    332,914        0            0             0          0           332,914
Wages Payable                       591,960        0            0             0          0           591,960
Taxes Payable (Other than income)   110,814        0            0             0          0           110,814
Professional Fees                    31,352        0            0             0          0            31,352
Rent/Lease - Building                     0        0            0             0          0                 0
Rent/Lease - Equipment                    0        0            0             0          0                 0
Other Accrued Liabilities           886,408        0            0             0          0           886,408
Income Taxes Payable                      0        0            0             0          0                 0
Secured Debt                              0        0            0             0          0                 0
Intercompany Payable                      0        0            0             0          0                 0
Other LT Liabilities                      0        0            0             0          0                 0
                              ---------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS         $1,953,448       $0           $0            $0         $0        $1,953,448
                              =================================================================================



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2002
                                                                                -----------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)

----------------------------------------------------------------------------
                               Dates           Amount     Check Nos.
Description of Tax             Paid             Paid        or EFT
----------------------------------------------------------------------------
SWCC - Ia W/H                  11/12/02        $2,260       112484
SWCC - Ia W/H                  11/25/02         2,398       112621
Iowa W/H                       11/12/02         9,210        89993
Iowa W/H                       11/25/02        12,615         1578
FIT PAYMENT                    11/06/02         8,325      95057968
FICM-FICA PAYMENT              11/06/02        11,668      95057938
FIT PAYMENT                    11/13/02        20,341      95691579
FICM-FICA PAYMENT              11/13/02        26,946      95691579
FIT PAYMENT                    11/20/02         8,649      96472207
FICM-FICA PAYMENT              11/20/02        12,056      96472207
FIT PAYMENT                    11/27/02        21,295      96998321
FICM-FICA PAYMENT              11/27/02        28,053      96998321















                                            -----------
TOTAL POST PETITION TAXES PAID               $163,816
                                            ===========


WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  November 30, 2002
                                                                                -----------------

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period         $3,752,099
PLUS Amounts billed during the period                                       1,529,698
LESS Amounts collected during the period                                    1,989,529
                                                                      ---------------
Total Accounts Receivable at the end of the reporting period               $3,292,268
                                                                      ===============



------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
------------------------------------------------------------------------------------------
0-30 days old                                                                2,667,891
31-60 days old                                                                 174,325
61-90 days old                                                                 219,199
91+ days old                                                                   230,853
                                                                       ---------------
Total Accounts Receivable                                                    3,292,268
Amount considered uncollectible (bad debt)                                     128,200
                                                                       ---------------
Accounts Receivable (Net) at the end of the current period                  $3,164,068
                                                                       ===============

DEBTOR QUESTIONNAIRE

------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                            YES          NO
------------------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an
   explanation below.                                                                 no
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes,
   provide an explanation below.                                                      No
3. Have all postpetition tax returns been timely filed? If no,
   provide an explanation below.                                        yes
4. Are workers compensation and general liability and other
   necessary insurance coverages in effect? If no, provide an
   explanation below.                                                   yes


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACHED SEPARATE SCHEDULE.)
-------------
1.



2.



3.



4.

